                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Ingles Markets, Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                     [LOGO]


                          INGLES MARKETS, INCORPORATED
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 20, 1996

To the Stockholders of Ingles Markets, Incorporated:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ingles Markets, Incorporated (the "COMPANY") will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804, on Tuesday, February 20, 1996, at 1:00 P.M. local time, for the following purposes:

         (1)     To elect eight (8) Directors for the ensuing year;

         (2) To consider and vote upon a proposal to adopt and approve the Amended and Restated Ingles Markets, Incorporated 1991 Nonqualified Stock Option Plan, a stock option plan for key employees (the "1991 PLAN");

         (3) To consider and vote upon a proposal to adopt and approve the Amended and Restated Stock Option Agreement between the Company and Robert P. Ingle, Chairman of the Board of Directors and Chief Executive Officer of the Company, effective as of July 21, 1993 (the "INGLE OPTION AGREEMENT");

         (4) To consider and vote upon a proposal to adopt and approve the Amended and Restated Stock Option Agreement between the Company and Landy B. Laney, President and Chief Operating Officer of the Company, effective as of July 21, 1993 (the "LANEY OPTION AGREEMENT");

         (5) To consider and vote upon a proposal to adopt and approve the Stock Option Agreement between the Company and Edward J. Kolodzieski, Vice President-Strategic Planning of the Company, dated as of August 2, 1995 (the "KOLODZIESKI OPTION AGREEMENT"); and

         (6) To transact such other business as may properly come before the meeting.

         Holders of the shares of the Company's Class A Common Stock and Class B Common Stock of record at the close of business on January 2, 1996 will be entitled to notice of and to vote at the meeting.

         Whether or not you expect to be present in person at the meeting, please sign and date the accompanying proxy and return it promptly in the enclosed postage paid reply envelope. This will assist us in preparing for the meeting.

                                            By Order of the Board of Directors

                                            /s/ Robert P. Ingle
                                            ------------------------------------
                                            Robert P. Ingle
                                            Chairman of the Board



January 15, 1996
Asheville, North Carolina


PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                          INGLES MARKETS, INCORPORATED
                                 P. O. BOX 6676
                                   HIGHWAY 70
                        ASHEVILLE, NORTH CAROLINA  28816


                                PROXY STATEMENT
         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Ingles Markets, Incorporated (the "COMPANY") to be voted at the Annual Meeting of the Stockholders of the Company to be held on February 20, 1996, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting of Stockholders will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804, on Tuesday, February 20, 1996, at 1:00 p.m., local time. This proxy statement and accompanying form of proxy were first sent or given to Stockholders on or about January 15, 1996. The Company's Annual Report for the year ended September 30, 1995, is being sent, concurrently herewith, to each Stockholder of record. The Company's principal executive offices are located at Highway 70, Asheville (Black Mountain), North Carolina 28816.

SOLICITATION OF PROXIES

         Proxies will be solicited by mail. Proxies may also be solicited by officers and regular employees of the Company personally or by telephone or telegraph, but such persons will not be specifically compensated for such services. Banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable and customary expenses in forwarding soliciting material to their principals, the beneficial owners of Common Stock of the Company. The expense of preparing, assembling, printing, mailing and soliciting proxies will be borne by the Company. It is estimated that the total amount of such expenses (including the cost of preparing the 1995 Annual Report to Stockholders) will be approximately $75,000. To date, approximately $35,000 has been incurred for such purposes.

ACTION TO BE TAKEN UNDER THE PROXIES

         When a proxy in the enclosed form is properly executed and timely returned, the shares represented thereby will be voted at the meeting in the manner specified thereon. If the proxy is properly completed and returned but no choice is specified thereon, it will be voted "FOR" the election of the nominees for Directors set forth on pages 5 through 7 under the heading "Election of Directors" and "FOR" the adoption and approval of each of the 1991 Plan, the Ingle Option Agreement, the Laney Option Agreement and the Kolodzieski Option Agreement, all as described on pages 17 through 30 of this Proxy Statement.

         Any Stockholder who properly executes and delivers a proxy may revoke it at any time prior to it being exercised. Any proxy given pursuant to this solicitation may be revoked by any Stockholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company.

         The Company's management knows of no matter to be brought before the meeting other than those mentioned herein. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

         The Company's Class A Common Stock, $.05 par value per share, and Class B Common Stock, $.05 par value per share, are entitled to vote at the meeting. The Board of Directors, pursuant to the By-laws of the Company, has fixed January 2, 1996, at the close of business, as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof. At January 2, 1996, there were 4,578,741 shares of Class A Common Stock and 13,325,409 shares of Class B Common Stock outstanding and entitled to be voted at the meeting.

         With respect to the election of eight (8) Directors at the meeting, holders of Class A Common Stock voting as a class shall elect two (2) Directors and holders of Class B Common Stock voting as a class shall elect the remaining six (6) Directors. Unless cumulative voting for Directors applies, as described below, each holder of Class A Common Stock and each holder of Class B Common Stock shall have one (1) vote for each share held as of the record date. The North Carolina Business Corporation Act provides that, in connection with the election of Directors at a meeting at which a quorum is present, the persons receiving a plurality of the votes cast by the shares entitled to vote in the election will be elected as Directors. For such purposes only votes for and votes withheld will be counted. For purposes of any such vote, there are no abstentions or broker nonvotes. For purposes of this Proxy Statement, "broker nonvotes" are votes with respect to which nominees holding shares for beneficial owners have received a proxy and are deemed to be present for purposes of determining if a quorum exists but have received no instructions from the beneficial owner with respect to certain specific matters to be voted upon and, accordingly, may not exercise discretionary voting power with respect to such matters.

         The North Carolina Business Corporation Act was amended to provide that, unless the corporation is a public corporation as of the date the share records are closed for purposes of setting a record date, every stockholder of a corporation (such as the Company) that was incorporated between July 1, 1957 and July 1, 1990, who is entitled to vote at an election of Directors shall have the right to vote, in person or by proxy, the number of shares standing of record in the name of the stockholder for as many persons as there are Directors to be elected and for whose election the stockholder has a right to vote, or to cumulate votes by giving one (1) candidate as many votes as the number of such Directors multiplied by the number of the stockholder's shares, or by distributing such votes on the same principle among any number of such candidates. This right of cumulative voting shall not be exercised unless some stockholder or proxy holder announces in open meeting, before the voting for Directors starts, an intention to vote cumulatively. Further, in the event of cumulative voting, discretionary authority is hereby solicited so that, except as limited in any proxy, the proxy holders named in the proxy shall have full authority to vote for the largest number of nominees that can be elected by cumulative voting of the shares to which the proxy relates or for such lesser number as instructed by the Board of Directors and shall have full authority to distribute their votes among nominees for whom the authority to vote has not been withheld in the proxy in any manner as instructed by the Board of Directors. However, as of January 2, 1996, the record date for the Annual Meeting, the Company is a public corporation for such purposes. Therefore, cumulative voting would not be available.

         With respect to all other matters to be voted upon, unless otherwise provided in the Company's Articles of Incorporation or the North Carolina Business Corporation Act, the holders of Class A Common Stock and Class B Common Stock shall vote as a single class, with each holder of Class A Common Stock being entitled to one (1) vote for each share of Class A Common Stock held as of the record date and each holder of Class B Common Stock being entitled to ten (10) votes for each share of Class B Common Stock held as of the record date. For purposes of any such vote, if a quorum is present, a proposal will pass if the votes cast favoring the action exceed the votes cast opposing the action. Accordingly, abstentions and broker nonvotes will have no effect on the vote. At this time, other than the adoption and approval of the 1991 Plan, the Ingle Option Agreement, the Laney Option Agreement and the Kolodzieski Option Agreement, the Company does not know of any such other matters to be presented for action at the meeting.

         A majority of the outstanding shares of each class of Common Stock represented at the meeting, in person or by proxy, will constitute a quorum for purposes of voting on the election of Directors. The representation at the meeting, in person or by proxy, of shares having a majority of the aggregate votes of both classes of Common Stock will constitute a quorum for voting on the adoption and approval of the 1991 Plan, the Ingle Option Agreement, the Laney Option Agreement and the Kolodzieski Option Agreement and any other matters that may be presented to the meeting.


SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The table on the following page sets forth, as of December 26, 1995, certain information with respect to the Company's Class A Common Stock and Class B Common Stock owned beneficially by each Director, by each Nominee for election as a Director, by each of the Executive Officers of the Company named in the Summary Compensation Table on page 12, by all Directors and Executive Officers as a group and by each person known by the Company to be a beneficial owner of more than five percent (5%) of either class of the outstanding Common Stock of the Company. Except as otherwise indicated, each beneficial owner has sole voting and investment power:

                                              Number of Shares Owned Beneficially       Percentage of Common Stock (1)
                                              -----------------------------------       ------------------------------

NAME                                            Class A (2)         Class B (2)          Class A (2)        Class B (2)
Robert P. Ingle (3)                                      0          12,402,950(4)(5)             73.0%(2)        93.1%

Ingles Markets, Incorporated Investment/
 Profit Sharing Plan and Trust (3)                       0           2,152,700                   32.0%(2)        16.2%

Cincinnati Financial Corporation (6)               693,693                   0                   15.2%               -

Merchant Distributors, Inc. (7)                    269,900             150,150                    8.9%(2)         1.1%

Joseph G. Ashley (3)                                   315                   0                       *               -

Anthony S. Federico (3)                             10,000             138,075                    3.1%(2)         1.0%

Jack R. Ferguson (3)                                   300           2,152,700(4)                32.0%           16.2%

Vaughn C. Fisher (3)                                     0           2,175,700(4)                32.2%(2)        16.3%

Ralph H. Gardner (3)                                15,800(8)              750                       *(2)            *

Landy B. Laney (3)                                       0               4,163                       *(2)            *

John O. Pollard                                        100                   0                       *               -

J. Alton Wingate                                     1,100                 150                       *(2)            *

All Directors and Executive Officers as a           39,715(8)       12,569,238(4)(5)             73.5%(2)        94.3%
 group (16 persons)

_________________________
*Less than 1%.

(1) The percentage of stock ownership does not reflect any dilution that may be attributable to the conversion of the Company's outstanding $37,459,000 principal amount of Convertible Subordinated Debentures due October 15, 2008. The conversion price is $11.10 per share.

(2) Each share of Class B Common Stock is convertible, at any time, at the option of the holder, into one share of Class A Common Stock. Upon any transfer of Class B Common Stock (other than to immediate family members and the Company's Investment/Profit Sharing Plan and Trust), each share of Class B Common Stock is automatically converted into a share of Class A Common Stock. Accordingly, the percentages of Class A Common Stock set forth in the table above for each holder of Class B Common Stock reflects the Class A Common Stock into which such stockholder's shares of Class B Common Stock are convertible. However, such converted shares are not taken into consideration in calculating such percentages for any other stockholder, except for the shares of Class A Common Stock held by all Directors and Executive Officers as a group.

(3) The address of this beneficial owner is P.O. Box 6676, Highway 70, Asheville, North Carolina 28816.

(4) Includes the 2,152,700 shares held by the Company's Investment/Profit Sharing Plan and Trust, of which Messrs. Ingle, Ferguson and Fisher are trustees, and with respect to which they have the sole voting power and dispositive power with respect to such shares. Messrs. Ingle, Ferguson and Fisher disclaim beneficial ownership of such shares.

(5)  Includes 48,600 shares of Class B Common Stock held by Mr. Ingle's wife.

(6) The address of this beneficial owner is 6200 South Gilmore Road, Fairfield, Ohio 45014-5141.

(7) The address of this beneficial owner is 120 4th Street, S. W., Hickory, North Carolina 28601.

(8) Includes 300 shares of Class A Common Stock held by the estate of Mr. Gardner's wife.

                             ELECTION OF DIRECTORS

         The entire Board of Directors of the Company will be elected for a term of one (1) year and until their successors are elected and qualified. The Company's By-laws provide that there shall be not less than five (5), nor more than eleven (11), Directors. The Board of Directors has determined that the number of Directors be fixed at eight (8) members for the ensuing year. Two
(2) of the Directors will be elected by a vote of the holders of the Class A Common Stock and the remaining six (6) Directors will be elected by a vote of the holders of the Class B Common Stock. It is the intention of the persons named in the accompanying proxy form to vote for the election of the nominees identified below. If for any reason any such nominee is not a candidate when the election occurs, which event is not anticipated, it is the intention of the persons named in the accompanying proxy form to vote for the remaining nominees named and to vote in accordance with their best judgment if any substitute nominees are named for any nominees who are unable to serve or who for good cause will not serve. All of the nominees are currently Directors.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following information relating to age, positions with the Company and principal employment has been furnished by the respective Directors and Executive Officers. Except as otherwise indicated, each Director and Executive Officer has been or was engaged in his or her present or last principal employment, in the same or a similar position, for more than five (5) years. None of the Directors or Executive Officers, other than Messrs. Ingle and Wingate, is a director of any other publicly-owned company.

                                                            INFORMATION ABOUT DIRECTORS
         NAME                                                  OR EXECUTIVE OFFICERS
------------------------     -----------------------------------------------------------------------------------------
Robert P. Ingle              Chairman of the Board of Directors and Chief Executive Officer since the incorporation of the Company in 1965, Mr. Ingle was President of the Company until 1982.  Mr. Ingle also serves on the Asheville Board of Directors Advisory Board of the First Union National Bank
                             of North Carolina, Asheville.  Mr. Ingle is 62.

Landy B. Laney               A Director since 1972, Mr. Laney has also served as an Executive Officer of the Company since that time.  He has been President and Chief Operating Officer of the Company since
                             1982.  Mr. Laney is 64.

Joseph G. Ashley             Mr. Ashley has served as Vice President-Meats since he joined the Company in May 1991.
                             Prior to joining the Company, Mr. Ashley served as a regional supervisor of meat operations for Food Lion, Inc., a regional supermarket chain, since 1973.  Mr. Ashley is 48.

Timothy A. Davey             Mr. Davey has served as the Director-Bakery since he joined the Company in July 1994 and is currently Vice President-Bakery.  Prior to joining the Company, Mr. Davey served as
                             Director of Bakery Operations for Kash n'Karry Food Stores, Inc., a regional supermarket chain, since 1989.  From 1978 to 1989, he served with Kroger Company in a variety of poisitions.  Mr. Davey is 39.

Anthony S. Federico          Mr. Federico has served as a director since May 1991 and as Vice President, Non-Foods since
                             October 1992.  Prior to joining the Company in October 1992, he served as President of
                             Ultimate Food Sales, Inc., a food brokerage company based in Asheville, North Carolina, which he founded in 1985.  Mr. Federico is 36.

Jack R. Ferguson             Mr. Ferguson has served as a Director and as the Vice President-Finance and Chief Financial
                             Officer of the Company since 1988.  Prior to joining the Company in 1987, Mr. Ferguson served as Treasurer of BI-LO, Inc., a regional supermarket chain, where he was employed since 1971.  Mr. Ferguson is 55.

Vaughn C. Fisher             A Director since 1985, he joined the Company in 1972 and presently serves as the Company's
                             Vice President-Sales Manager.  Mr. Fisher is 58.

Ralph H. Gardner             A Director since 1985, he is President of Milkco, Inc., the Company's subsidiary which conducts its milk processing and packaging operations.  Mr. Gardner worked for Kraft, Inc.
                             as Area Sales Manager for 34 years prior to joining the Company as an officer in 1982.
                             He is 75.

Phillip D. Grasso            Mr. Grasso has served as Vice President-Deli since he joined the Company in March 1994.
                             Prior to joining the Company, Mr. Grasso served as Deli/Bakery Director for Safeway Stores,
                             Inc. in Dallas, Texas, Southern California and Washington, D.C., from 1984 to 1994 and as
                             Merchandising Manager of Specialty Departments for Grand Union Stores, Washington, D.C.,
                             from 1971 to 1984.  Mr. Grasso is 45.

Edward J. Kolodzieski        Mr. Kolodzieski has served as Vice President-Strategic Planning since he joined the Company in August 1995.  Prior to joining the Company, Mr. Kolodzieski was with Kash n'Karry Food
                             Stores, Inc., a regional supermarket chain, from 1978 until 1995.  He held several positions at Kash n'Karry, including Regional Manager, Marketing Manager, Director of Deli
                             Marketing,  Vice President of Operations and served in the capacity of Senior Vice
                             President-Operations prior to joining the Company. Mr. Kolodzieski is 35.

Gordon S. Myers              He has served as Vice President-Real Estate since he joined the Company in March 1993.
                             Prior to joining the Company, Mr. Myers served as President of Commercial Developers, Inc., a real estate company which he owned.  Prior to his employment, Mr. Myers served the
                             Company as a consultant in matters relating to real estate.  He is 51.

John O. Pollard              A Director since 1987, he is a partner in the Charlotte, North Carolina law firm of
                             Blakeney & Alexander, with which he has been affiliated since 1973.  Mr. Pollard is 58.

J. Thomas Outlaw, Jr.        Mr. Outlaw has been employed by the Company since 1977 in various capacities and is currently Vice President-Frozen Foods.  Mr. Outlaw is 49.

Leonard E. Tasler            He has served as Vice President - Produce since he joined the Company in March 1993.  Prior to joining the Company, Mr. Tasler served as Senior Produce Buyer for Safeway Stores, Inc.,
                             Omaha, Phoenix, and Denver division, a national supermarket chain, from 1973 through 1993.
                             He is 41.

Brenda S. Tudor              A certified public accountant, she joined the Company in 1984 and served as general accounting manager until 1988 when she became Controller and Secretary of the Company.  Ms.
                             Tudor previously had been employed as an accountant with the Asheville, North Carolina office of Strand, Skees, Jones & Company, certified public accountants, for three years.
                             Ms. Tudor is 38.

J. Alton Wingate             A Director since 1987, he is Chairman and Chief Executive Officer of Community Bank &
                             Trust, Cornelia, Georgia, where he has been employed as an executive officer since 1977.
                             Mr. Wingate also serves as president, chief executive officer and a director of Financial
                             Supermarkets, Inc. and Community Bankshares, Inc.  Mr. Wingate also serves as a director of
                             Community Bank & Trust, Commerce, Georgia, and Cherokee National Life Insurance Company.
                             Mr. Wingate is 56.


         MESSRS. POLLARD AND WINGATE HAVE BEEN NOMINATED BY THE BOARD OF DIRECTORS FOR ELECTION BY THE HOLDERS OF THE CLASS A COMMON STOCK. MESSRS. INGLE, LANEY, FEDERICO, FERGUSON, FISHER AND GARDNER HAVE BEEN NOMINATED BY THE BOARD OF DIRECTORS FOR ELECTION BY THE HOLDERS OF THE CLASS B COMMON STOCK.

         Directors serve until the next annual meeting or until their successors are elected and qualified.

         Anthony S. Federico is the son-in-law of Robert P. Ingle. There are no other family relationships among any of the Directors or Executive Officers of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has an Executive Committee, consisting of Messrs. Ingle, Laney and Fisher. The Executive Committee will carry out the functions of the full Board of Directors between meetings of the full Board, excepting powers which may not be delegated to such Committee under the North Carolina Business Corporation Act.

         The Audit/Compensation Committee of the Board of Directors consists of Messrs. Ingle, Pollard and Wingate.

         The Company has no standing nominating committee.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held four (4) formal meetings during the 1995 fiscal year. The Executive Committee held no formal meetings during fiscal 1995 but met frequently on an informal basis. The Audit/Compensation Committee held one (1) formal meeting during fiscal 1995. During the period in the 1995 fiscal year in which he served as a Director, each incumbent Director attended at least 75% of all meetings of the Board of Directors and of the committees of the Board of Directors described in the immediately preceding section.

                             EXECUTIVE COMPENSATION

GENERAL

         In order to generally improve stockholders' understanding of all forms of compensation paid to senior executives, the criteria used to reach such compensation decisions, and any relationship between executive compensation and corporate performance, the Securities and Exchange Commission (the "SEC") adopted rules regarding the form and substance of the textural and tabular disclosure of executive compensation by publicly-held corporations to their stockholders.

         After reviewing certain factors relating to the Company's performance, the Company's Chief Executive Officer regularly reviews and makes final subjective determinations (in certain instances in consultation with the Chief Operating Officer) with respect to compensation of the Company's Executive Officers and other employees. The Board of Directors appointed its Chief Executive Officer and two (2) of its independent, non-employee members to serve on the Audit/Compensation Committee and empowered the committee to:

         - Recommend the appointment or removal of the Company's independent auditors, review the scope and results of the independent audit of the Company, review audit fees and review changes in accounting policies that have a significant effect on the Company's financial reports.

         - Approve compensation levels and increases of each Executive Officer and of other employees of the Company whose annual base salary is in excess of $100,000.

         - Approve all incentive payments to Executive Officers and any incentive payments in excess of $25,000, paid in cash or property, in any calendar year to any other employee.

         -       Undertake administration of employee benefit plans.

         Neither the full Board of Directors nor the Audit/Compensation Committee generally reviews or ratifies the Chief Executive Officer's decisions relating to executive compensation. However, decisions are made by the Board of Directors in the event that such decisions require the adoption of documents relating to employee benefit plans or programs or the delegation to the Audit/Compensation Committee of administrative responsibilities with respect to such plans or programs. In addition, the Audit/Compensation Committee is required to approve decisions with respect to compensation levels and increases for employees whose base salary is in excess of $100,000 and incentive compensation in excess of $25,000. Decisions about grants or awards under the Company's stock-based employee benefit plans are made solely by the Audit/Compensation Committee where Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") requires that such grants or awards be made by a "disinterested" committee. The Audit/Compensation Committee also determines whether the payment of a bonus is appropriate when it is earned pursuant to Mr. Ingle's employment agreement, as described in the Audit/Compensation Committee Report below.

         The SEC's rules addressing disclosure of executive compensation in proxy statements generally require the Company to include in this Proxy Statement a report from the Audit/Compensation Committee addressing, with respect to the most recently completed fiscal year, (a) the Company's policies regarding executive compensation generally, (b) the factors and criteria considered in setting the compensation of the Company's Chief Executive Officer, Robert P. Ingle, and (c) any relationship between such compensation and the Company's performance.

         Accordingly, set forth below, for inclusion in this Proxy Statement, is the report submitted by Messrs. Robert P. Ingle, John O. Pollard and J. Alton Wingate in their capacity as the Company's Audit/Compensation Committee.

AUDIT/COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Executive Compensation Policies
         During the 1995 fiscal year, the Audit/Compensation Committee of the Board of Directors did not participate in any policy making decisions with respect to the establishment of the compensation of the Company's Executive Officers. However, the Audit/Compensation Committee is required to approve the fixing of any salary in excess of $100,000 and any incentive compensation in excess of $25,000. In addition, the Audit/Compensation Committee is authorized to determine whether the payment of a bonus to Mr. Ingle is appropriate when it is earned under his employment agreement. No such decision was made in fiscal 1995 because Mr. Ingle did not earn a bonus pursuant to the terms of his employment agreement, as described below. All other compensation decisions regarding the Company's Executive Officers that were made during the 1995 fiscal year were made primarily by Mr. Ingle (in certain instances in consultation with Mr. Laney) on a subjective basis after reviewing certain factors relating to the Company's performance.

         On December 15, 1993, the Internal Revenue Service and Department of Treasury issued proposed regulations regarding compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE"), which generally limits the corporate tax deduction for compensation to $1 million for certain executive officers unless certain requirements are met. The Audit/Compensation Committee intends to take Section 162(m) of the Code into consideration when determining compensation levels and to consider appropriate steps to mitigate any adverse impact this limitation on the deductibility of executive compensation may have on executive compensation levels and on the Company.

         Salaries and Cash Incentive Bonus Awards

         Effective December 6, 1992, the salary paid to Mr. Ingle was fixed at $170,000 per year. Mr. Ingles' salary was fixed in accordance with a three-year employment agreement with the Company dated as of December 6, 1992. The employment agreement included a bonus provision and certain other benefits. Effective September 26, 1993, Mr. Ingle's employment agreement was amended, extending the term until September 26, 1996, amending the bonus provision effective with fiscal 1994, and increasing his base salary to $200,000 per year effective with fiscal 1995.

         No bonus was earned by Mr. Ingle in fiscal 1995 under the terms of his employment agreement, as amended. Mr. Ingle's bonus is tied to annual increases in consolidated annual pre-tax income without regard, with respect to any year, to unusual, nonrecurring or infrequent items of income or expense that the Audit/Compensation Committee determines should not be included for purposes of calculating such bonus. Pursuant to his employment agreement, Mr. Ingle will receive a $150,000 bonus for each full $500,000 increase in adjusted annual pre-tax income (as so calculated) for the current applicable fiscal year as compared to the immediately preceding applicable fiscal year.

         Mr. Laney's salary is fixed pursuant to an oral agreement with the Company. Effective December 6, 1992, the salary paid to Mr. Laney was fixed at $300,000 per year. Effective July 27, 1994, the salary paid to Mr. Laney was increased to $350,000 per year. Mr. Laney entered into an agreement with the Company on December 23, 1994, pursuant to which the Company agreed to pay Mr. Laney a bonus that will accrue in the amount of $300,000 per year during fiscal years 1995 through 1999 up to a maximum aggregate bonus of $1,500,000. Mr. Laney will receive the full amount of the bonus if he continues to be employed by the Company through September 25, 1999, and prior to that date only if his employment is terminated by the Company with or without cause, or if, in the event of the sale of the Company or a change in control of the Company, Mr. Laney should determine in his sole discretion to terminate his employment with the Company. Mr. Laney would be entitled to a pro-rata portion of the full amount of the bonus in the event of his death or disability (as defined in the agreement) prior to September 25, 1999. Mr. Laney would be entitled to none of the bonus if he terminates his employment by the Company other than as described in the previous two sentences. The bonus will be payable in two installments of 50% each. If Mr. Laney continues to be an employee of the Company through September 25, 1999, the first installment will be paid on September 25, 1999, and the second installment on January 3, 2000. Otherwise, the first installment will be paid no later than thirty (30) days after the event giving rise to the early payment of the bonus, and the second installment will be paid on the first business day that is in a different fiscal and calendar year than the payment date of the first installment.

         The salary levels fixed for Messrs. Ingle and Laney were first set forth in employment agreements with the Company, which were entered into in 1987 in connection with the Company's initial public offering. Messrs. Ingle and Laney entered into such employment contracts with the Company in 1987 to insure continuity of management during the three fiscal years after the initial public offering. While both of these agreements expired at the end of the 1990 fiscal year, Messrs. Ingle's and Laney's salaries for fiscal year 1992 and the first two months of fiscal 1993 were maintained at the levels set forth in the agreements. Effective December 6, 1992, Messrs. Ingle and Laney each agreed to reductions in their annual salaries to $170,000 and to $300,000, respectively.

         In addition, Mr. Ashley's salary was fixed at $150,000 per year pursuant to an oral agreement between Mr. Ashley and the Company prior to his accepting employment with the Company.

         Of the five (5) Executive Officers of the Company named in the Summary Compensation Table on page 12, only three (3) of the Executive Officers actually received compensation in an amount that was based on corporate performance. In the instances where the decision has been made to link compensation of Executive Officers to operating performance, the link has been achieved by fixing salaries and basing bonuses paid on performance. Accordingly, while Mr. Gardner's salary is fixed at $60,000 per year, his annual bonus is tied to the pre-tax income (before bonus) of Milkco, Inc. In addition, bonuses for Messrs. Ashley and Ferguson are linked to the operating performance of the Company. While Mr. Ingle's bonus is tied to corporate performance, no bonus was earned in fiscal 1995.

         Stock Option Plans

         STOCK OPTION AGREEMENTS WITH EXECUTIVE OFFICERS. Effective as of July 21, 1993, the Company entered into nonqualified stock option agreements with each of Messrs. Ingle and Laney under which an aggregate of 100,000 shares of the Company's Class A Common Stock may be issued to each of them. The agreements were retroactively amended and restated during the fourth quarter of fiscal 1995 to make certain technical corrections reflecting the original intent of the parties. The agreements, as so amended, were approved by the Company's Board of Directors. Each agreement provides that no options thereunder may be exercised until the agreement is approved and adopted by the Company's stockholders. Each option agreement provides that, after such approval, the options thereunder may be exercised from time to time until July 20, 1998 at an option price of $6.00 per share. The options under such agreements may also be exercised, after stockholder approval, at any time upon the death of the optionee prior to July 20, 1998. No such options were granted during fiscal 1994 or 1995 to the Executive Officers named in the Summary Compensation Table on page 12.

         AMENDED AND RESTATED 1991 NONQUALIFIED STOCK OPTION PLAN. In August 1991, the Company's Board of Directors adopted a nonqualified stock option plan (the "1991 PLAN"). The 1991 Plan was retroactively amended and restated during the fourth quarter of fiscal 1995 to make certain technical corrections reflecting the original intent of the Board of Directors when the 1991 Plan was originally adopted. The 1991 Plan provides for the grant to key employees of nonqualified options for the purchase of an aggregate of up to 1,000,000 shares of Class A Common Stock. Such employees must be salaried employees who are officers or employed in an executive, administrative or professional capacity by the Company. Options have been awarded to such employees and in such amounts as determined by the Audit/Compensation Committee. The Audit/Compensation Committee establishes the purchase price of the stock at the time the options are granted, but such price may not be less than 100% of the fair market value of the Class A Common Stock on the date of the grant.

         The 1991 Plan provides that no option granted thereunder may be exercised until the 1991 Plan is approved and adopted by the Company's stockholders. After such approval, the options may be exercised within a period of three months after the fifth anniversary of the date of issuance of the option or upon the death, disability or retirement of the employee holding the option.

         During the 1995 fiscal year, no options were granted under the 1991 Plan. During fiscal 1995, no options were cancelled. As of September 30, 1995, no options had been exercised, no options were exercisable, options to purchase 996,000 shares were outstanding and options to purchase 4,000 shares were available for future grants under the 1991 Plan.

         AMENDED AND RESTATED 1987 EMPLOYEE INCENTIVE STOCK OPTION PLAN. In 1987, the Board of Directors and stockholders of the Company adopted and approved an incentive stock option plan (the "ISO PLAN"). The ISO Plan was retroactively amended and restated during the fourth quarter of fiscal 1995 to make certain technical corrections reflecting the original intent of the Board of Directors when the ISO Plan was originally adopted. The ISO Plan provides for the grant of incentive stock options for the purchase of an aggregate of up to 250,000 shares of Class A Common Stock to be issued to key employees. Such employees must be salaried employees who are officers or employed in an executive, administrative or professional capacity by the Company and must possess less than 10% of the total combined voting power of all classes of stock of the Company immediately after the option is granted. Options will be awarded to such employees and in such amounts as determined by the Audit/Compensation Committee. The Audit/Compensation Committee may establish the purchase price of the stock at the time the option is granted, but such price may not be less than 100% of the fair market value of the Class A Common Stock on the date of the grant.

         The options may be exercised within a period of three months after a period of five years from the date of issuance of the option or upon the death, disability or retirement of the employee holding the option.

         During the 1995 fiscal year, 27,000 options were granted under the ISO Plan and options for 46,500 shares of Class A Common Stock were cancelled. As of September 30, 1995, no options had been exercised, options to purchase 135,500 shares were outstanding and options to purchase 114,500 shares were available for future grants under the ISO Plan. As of September 30, 1995, no option shares are exercisable. Since the inception of the ISO Plan through September 30, 1995, options to purchase 207,000 shares have been cancelled.

         1983 NONQUALIFIED STOCK OPTION PLAN. All options that were granted under the Company's 1983 Nonqualified Stock Option Plan (the "1983 PLAN") have either been exercised, expired or have been cancelled.

         No options under the 1983 Plan were granted to any Executive Officer or other employees during the 1995 fiscal year and no further options may be granted under the 1983 Plan.

         During the 1995 fiscal year, no options were cancelled. During the 1995 fiscal year, no options were exercised by any Executive Officers of the Company.

         Deferred Compensation Plans

         EMPLOYEE INVESTMENT/PROFIT SHARING PLAN. The Company maintains the Ingles Markets, Incorporated Investment/Profit Sharing Plan (the "PROFIT SHARING PLAN") for the purpose of providing retirement benefits to eligible employees. The assets of the Plan, including the Company's Class B Common Stock, are held in trust to be distributed at the time of retirement, disability, death or other termination of employment. Company contributions are discretionary and are determined annually by the Board of Directors.

         Effective February 2, 1994, a 401(k) feature was added to the Profit Sharing Plan and it was renamed the Ingles Markets, Incorporated Investment/Profit Sharing Plan. Employees participating in the Profit Sharing Plan may contribute between one percent (1%) and ten percent (10%) (in increments of one percent (1%)) of their compensation by way of salary reductions not to exceed a maximum amount that varies annually (the indexed amount is $9,240 in 1995 and $9,500 in 1996) in accordance with the Code. The Profit Sharing Plan also continues to permit, but not require, discretionary employer profit sharing contributions. The Company also makes available to Profit Sharing Plan participants the ability to direct the investment of the participants' contributions in various investment funds.

         Company contributions for fiscal 1995 were allocated only to employees participating in the 401(k) portion of the Profit Sharing Plan. The Company's contributions to the Profit Sharing Plan during the fiscal year ended September 30, 1995 for all employees were $700,000. The Company's contributions to each of the Executive Officers named in the Summary Compensation Table on page 12 are reflected in the last column of that table. As of September 30, 1995, all of the Company's Executive Officers who are named on the Summary Compensation Table on page 12 and who had account balances under the Profit Sharing Plan were 100% vested in their accounts except for Joseph G. Ashley who was 40% vested. Participants' interests in contributions allocated to their accounts vest over seven (7) years.

         Prior to September 28, 1986, the Profit Sharing Plan was known as the Employee Stock Bonus Plan and Trust (the "STOCK BONUS PLAN"), the assets of which consisted principally of shares of Class B Common Stock of the Company. Effective September 28, 1986, the Stock Bonus Plan was restated and amended to become a profit sharing plan.

         LIFE INSURANCE. The Company maintains, at the Company's expense, life insurance policies on the life of each full time employee of the Company for the benefit of such employee in amounts up to $150,000 based on the W-2 compensation of each employee. The premiums paid by the Company for the Executive Officers named in the Summary Compensation Table on page 12 are reflected in the last column of that table.


SUBMITTED BY THE AUDIT/COMPENSATION COMMITTEE
OF THE COMPANY'S BOARD OF DIRECTORS:

Robert P. Ingle        John O. Pollard         J. Alton Wingate


EXECUTIVE COMPENSATION SUMMARY

         The table on the following page summarizes the compensation paid by the Company to the following: (a) the Company's Chief Executive Officer and
(b) the Company's four most highly compensated Executive Officers (other than the CEO) whose total annual salary and bonus for the 1995 fiscal year equaled or exceeded $100,000 and who were serving as Executive Officers at the end of the 1995 fiscal year. The table reflects all compensation received by each such officer for services rendered in all capacities to the Company and its subsidiaries that was paid during the Company's 1995, 1994 and 1993 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                                                           COMPENSATION
                                                                        ------------------
                                               ANNUAL COMPENSATION            AWARDS
                                             ---------------------------------------------          ALL
                                                                             SECURITIES            OTHER
                                FISCAL        SALARY           BONUS    UNDERLYING OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR          ($)              ($)              (#)                 ($)
--------------------------------------------------------------------------------------------------------------
Robert P. Ingle                  1995        $199,962              --                 --            $4,835 (1)
 Chairman and  Chief
 Executive Officer               1994         170,000              --                 --             1,465

                                 1993         177,747(2)           --            100,000(3)          2,975

Landy B. Laney                   1995         350,000              --                 --             5,042 (4)
 President and Chief
 Operating Officer               1994         307,692(2)           --                 --             2,805

                                 1993         313,049(2)           --            100,000(3)          3,741

Ralph H. Gardner                 1995          60,000        $ 94,380                 --             3,208 (5)
 President of Milkco, Inc.
                                 1994          60,000         131,920                 --             1,075

                                 1993          60,000         106,537                 --             2,860

Joseph G. Ashley                 1995         150,000          12,457                 --               261 (6)
 Vice President-Meats
                                 1994         150,000           1,450                 --               252

                                 1993         151,236(2)        1,152                 --             2,577

Jack R. Ferguson                 1995         100,000          41,638                 --             3,315 (7)
 Vice President-Finance and
 Chief Financial Offier          1994         100,000          30,980                 --             1,592

                                 1993         100,824(2)       20,783                 --             2,064

____________

(1) Comprised of $4,574 contributions by the Company to the Profit Sharing Plan and $261 in insurance premiums paid by the Company with respect to term life insurance for Mr. Ingle's benefit.

(2) The Company changed its pay week in fiscal 1993 from Sunday through Saturday to Wednesday through Tuesday which resulted in an increase in salaries as compared to the salaries disclosed in the Audit/Compensation Committee Report on Executive Compensation beginning on page 8. In addition, the salaries paid to Messrs. Ingle and Laney were reduced after the beginning of the 1993 fiscal year and the salary paid to Mr. Laney was increased after the beginning of the 1994 fiscal year. (See "Salaries and Cash Incentive Bonus Awards" beginning on page 8).

(3) An option to purchase 100,000 shares of Class A Common Stock granted pursuant to a stock option agreement with the Executive Officer.

(4) Comprised of $4,781 of contributions by the Company to the Profit Sharing Plan and $261 in insurance premiums paid by the Company with respect to term life insurance for Mr. Laney's benefit.

(5) Comprised of $2,947 of contributions by the Company to the Profit Sharing Plan and $261 in insurance premiums paid by the Company with respect to term life insurance for Mr. Gardner's benefit.

(6) Comprised of $261 in insurance premiums paid by the Company with respect to term life insurance for Mr. Ashley's benefit.

(7) Comprised of $3,069 of contributions by the Company to the Profit Sharing Plan and $246 in insurance premiums paid by the Company with respect to term life insurance for Mr. Ferguson's benefit.
____________

STOCK OPTION PLANS

       With respect to each of the Executive Officers named in the Summary Compensation Table on page 12, no individual grants of stock options or stock appreciation rights were made by the Company or its subsidiaries during the 1995 fiscal year.

       The table on the following page sets forth the following information with respect to each of the Executive Officers named in the Summary Compensation Table on page 12: (a) the number of shares received upon the exercise of any option during the 1995 fiscal year, (b) the aggregate dollar value realized upon the exercise of any option, (c) the total number of shares of Class A Common Stock and any other securities underlying all outstanding, unexercised options held at the end of the 1995 fiscal year, separately identifying the exercisable and unexercisable options, and (d) the aggregate dollar value (determined by calculating the difference between the fair market value of the shares of Class A Common Stock underlying the option and the aggregate exercise price of the option at fiscal year end) of all such unexercised options that are in-the-money (i.e., when the fair market value of the underlying Class A Common Stock exceeds the exercise price of the option), separately identifying the exercisable and unexercisable options:

                       AGGREGATED OPTION EXERCISES IN THE
               1995 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                          Number of
                                                                          Securities            Value of
                                                                          Underlying           Unexercised
                                                                         Unexercised          In-the-Money
                                                                      Options at Fiscal        Options at
                                                                           Year-End          Fiscal Year-End


                                          Shares Acquired    Value       Exercisable/         Exercisable/
                                            on Exercise    Realized     Unexercisable         Unexercisable
Name                                            (#)           ($)            (#)                   ($)
-------------------------------------------------------------------------------------------------------------
Robert P. Ingle                                 --            --         0/100,000(1)        $0/$400,000(2)
 Chairman and Chief Executive Officer

Landy B. Laney                                  --            --         0/100,000(1)        $0/$400,000(2)
 President and Chief Operating Officer

Ralph H. Gardner                                --            --                --                    --
 President of Milkco, Inc.

Joseph G. Ashley                                --            --         0/100,000(3)        $0/$312,500(4)
 Vice President-Meats

Jack R. Ferguson                                --            --         0/100,000(3)        $0/$312,500(4)
 Vice President-Finance and  Chief
 Financial Officer

_______________

(1) Represents an option to purchase 100,000 shares of Class A Common Stock granted to the Executive Officer pursuant to a stock option agreement. This option is not exercisable until it is approved by the Company's stockholders.

(2) The fair market value of the Company's Class A Common Stock on September 30, 1995 was $10.00 per share. The exercise price of the option is $6.00 per share.

(3) Represents an option to purchase 100,000 shares of Class A Common Stock granted to the Executive Officer pursuant to the Company's 1991 Nonqualified Stock Option Plan. All of these options are unexercisable and will only be exercisable, after approval by the Company's stockholders, during the three-month period beginning on November 20, 1996, or upon the earlier death, disability or retirement of the Executive Officer.

(4) The fair market value of the Company's Class A Common Stock on September 30, 1995 was $10.00 per share. The exercise price of the option is $6.875 per share.


COMPENSATION OF NON-MANAGEMENT DIRECTORS

         Directors who are not officers of the Company receive a fee of $500 for attending meetings of the Board of Directors.

ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         All compensation decisions made during fiscal year 1995 that were not made exclusively by the Audit/Compensation Committee were made by Mr. Ingle (in certain instances in consultation with Mr. Laney).

         The only member of the Audit/Compensation Committee who was an officer or employee of the Company and its subsidiaries during the 1995 fiscal year was Mr. Ingle. The other members of the Audit/Compensation Committee, Messrs. Pollard and Wingate, were not, during the 1995 fiscal year or any prior fiscal year, officers or employees of the Company or its subsidiaries.

         While Messrs. Pollard and Wingate do not have any employment relationship with the Company, they do have certain other relationships with the Company. In particular, Mr. Pollard is a partner in the Charlotte, North Carolina, law firm of Blakeney & Alexander which, from time to time, handles labor matters for the Company. During fiscal year 1995, the Company accrued approximately $120,000 in fees for such services. Blakeney & Alexander bills the Company on a calendar year basis. Mr. Wingate is President of Financial Supermarkets, Inc. which along with Community Bank & Trust are subsidiaries of Community Bankshares, Inc. Financial Supermarkets, Inc. represents the Company and other supermarkets in connection with the placement of banks within supermarkets. During fiscal year 1995, the Company paid Community Bank & Trust $81,175 in fees for such services by Financial Supermarkets, Inc.

         The Company believes that the transactions described above have been and, where applicable, continue to be on terms no less favorable to the Company than those available from unaffiliated third parties in arms-length transactions. See also "Certain Relationships and Related Party Transactions" on page 31.

         From time to time the Company has made cash advances to Mr. Ingle, and Mr. Ingle has made cash advances to the Company. Such advances, both to and from Mr. Ingle, have been payable on demand and have been unsecured. The rate of interest on such advances was eight percent (8%). During the 1995 fiscal year, Mr. Ingle advanced the Company $101,817 in the aggregate under this arrangement and the Company advanced Mr. Ingle $102,353 in the aggregate. The highest aggregate amount of advances outstanding as of the end of any month during the 1995 fiscal year from the Company to Mr. Ingle was $14,429 and the highest aggregate amount of advances outstanding as of the end of any month during the 1995 fiscal year from Mr. Ingle to the Company was $720. As of September 30, 1995, Mr. Ingle owed the Company $706 under this arrangement.

PERFORMANCE GRAPH

         Set forth on page 16 is a line-graph presentation comparing on an indexed basis for the five-year period (the "MEASUREMENT PERIOD") beginning at the market close on the last trading day before the beginning of the Company's fifth preceding fiscal year (i.e. fiscal 1990) through and including the end of the Company's last completed fiscal year (i.e. September 30, 1995):

         (a) the yearly percentage change in the Company's cumulative stockholder return on the Company's Class A Common Stock, which was measured by dividing (i) the sum of (A) the cumulative amount of dividends during the five-year period (assuming monthly dividend reinvestment on the ex-dividend date at the dividend yield rate using stock price at month end) and (B) the difference between the share price of the Company's Class A Common Stock at September 30, 1995 and at the beginning of the Measurement Period, by (ii) the share price at the beginning of the measurement period,

         (b) the cumulative total return (assuming monthly dividend reinvestment on the ex-dividend date at the dividend yield rate using stock price at month end) of the S&P 500 Comprehensive-Last Trading Day Index, and

         (c) the cumulative total return (assuming monthly dividend reinvestment on the ex-dividend date at the dividend yield rate using stock price at month end) of the Peer Group (comprised of the Standard & Poor's 500 Retail (Food Chains) Sub Index and deleting from that index the two companies (Albertson's Inc. and Winn-Dixie Stores, Inc.) that did not have similar market capitalizations). The common stock of the following companies (which have been market weighted annually within the group to produce returns for the group) are included in the Peer Group: American Stores Co.; Brunos, Inc.; Giant Food, Inc.; Great Atlantic & Pacific Tea Co.; and Kroger Company.

                        INGLES MARKETS, INCORPORATED
                      Comparative Return to Stockholders

                                   (graph)


                 INDEXED RETURNS OF INITIAL $100 INVESTMENT*

                                                                   Last Day of Fiscal Year
                                                   -------------------------------------------------------
 Company/Index                          1990         1991       1992        1993        1994        1995
 ---------------------------------------------------------------------------------------------------------
 Ingles Markets, Incorporated          $100.00     $ 84.08     $ 79.30     $111.43    $159.22     $143.68

 S&P 500 Comprehensive-
  Last Trading Day Index               $100.00     $131.17     $145.66     $164.60    $170.67     $221.43

 Peer Group                            $100.00     $111.65     $101.35     $117.68    $134.82     $167.18

____________
* Assumes $100 invested in the Class A Common Stock of Ingles Markets, Incorporated on September 28, 1990, the last trading day of fiscal 1990.

                    COMPARATIVE ANNUAL RETURN PERCENTAGE

                                                                   Last Day of Fiscal Year
                                                   -------------------------------------------------------
 Company/Index                          1990         1991        1992        1993       1994        1995
 ---------------------------------------------------------------------------------------------------------
 Ingles Markets, Incorporated            NA         -15.92%     -5.69%      40.52%      42.89%      -9.76%

 S&P 500 Comprehensive-
  Last Trading Day Index                 NA          31.17%     11.05%      13.00%       3.69%      29.74%

 Peer Group                              NA          11.65%     -9.23%      16.11%      14.57%      24.00%

                  PROPOSAL TO ADOPT AND APPROVE THE 1991 PLAN

       On August 6, 1991, the Board of Directors adopted the Ingles Markets, Incorporated, 1991 Nonqualified Stock Option Plan. During the fourth quarter of fiscal 1995, the Board of Directors retroactively adopted the Amended and Restated Ingles Markets, Incorporated 1991 Nonqualified Stock Option Plan to make certain technical corrections reflecting the original intent of the Board of Directors when it first adopted the Plan. A copy of the 1991 Plan and the form of agreement to be entered into with optionees, each as amended and restated, is attached hereto as Appendix A.

       As of the date of this proxy statement, the maximum number of shares of Class A Common Stock available upon the exercise of Options under the Plan is 1,000,000 shares. As of December 26, 1995, no options had been exercised, no options were exercisable, options to purchase 996,000 shares were outstanding and options to purchase 4,000 shares were available for future grants under the 1991 Plan.

       The purposes of the 1991 Plan are (a) to insure the retention of executive personnel and key employees, (b) to attract new executive personnel and other key employees and (c) to provide incentive to all such personnel to devote their utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in the ownership of the Company and, thereby, in the success and increased value of the Company that they have helped to produce. Options under the 1991 Plan may be granted only to salaried employees who are officers or who are employed in an executive, administrative, managerial or professional capacity by the Company, including directors of the Company, provided that the director is also an officer or salaried employee and provided the director is not a member of the Audit/Compensation Committee.

       The exercise price for each share of Class A Common Stock issued upon the exercise of each option (each a "1991 PLAN OPTION") to be granted pursuant to the 1991 Plan will be not less than 100% of the "fair market value" of the shares, which is the closing sale price of the Class A Common Stock on the National Association of Securities Dealers (the "NASD") Automated Quotation System National Market List on the date the 1991 Plan Option is granted (the "1991 PLAN EXERCISE PRICE"). The Audit/Compensation Committee, which administers the 1991 Plan, determines the executive personnel and key employees that are to receive 1991 Plan Options (each a "1991 PLAN OPTIONEE") and the number of shares of Class A Common Stock that are subject to each Option. Each Optionee has or will enter an option agreement with the Company specifying the terms of his or her 1991 Plan Option (a "1991 OPTION AGREEMENT").

       Each 1991 Plan Option may be exercised for all or a part of the shares of Class A Common Stock that are subject to the 1991 Plan Option (the "1991 PLAN OPTION SHARES"). No 1991 Plan Option shall be exercisable, either in whole or in part, prior to sixty (60) months after the date the 1991 Plan Option is granted (the "1991 PLAN GRANT DATE"). Generally, the 1991 Plan Option shall not be exercisable after the 1991 Plan Optionee ceases to be employed by the Company. Each 1991 Plan Option shall become exercisable sixty
(60) months from the 1991 Plan Grant Date. Each 1991 Plan Optionee shall have three (3) months beyond this sixty (60) month period to exercise the 1991 Plan Option at the 1991 Plan Exercise Price. If any part of the 1991 Plan Option has not been exercised after sixty-three (63) months from the 1991 Plan Grant Date, the unexercised portion immediately becomes null and void and no longer of any force and effect. Notwithstanding any other terms of the plan, the 1991 Plan provides that no option granted thereunder may be exercised until the 1991 Plan is approved and adopted by the Company's stockholders. This approval is required pursuant to the corporate governance criteria, Part III, Section 6(i)(2)(a) of Schedule D of the NASD By-laws.

       If a 1991 Plan Optionee shall die prior to sixty-three (63) months from the 1991 Plan Grant Date, the 1991 Plan Option may be exercised, in whole or in part, at any time after the 1991 Plan Optionee's death, by the executor or administrators of the 1991 Plan Optionee's estate or by any person or persons who shall have acquired the 1991 Plan Option directly from the 1991 Plan Optionee by bequest or inheritance, subject to the condition that the 1991 Plan Option shall not be exercisable after the expiration of sixty-three (63) months from the 1991 Plan Grant Date.

       The 1991 Plan Option or any portion thereof may be exercised by the 1991 Plan Optionee by (i) delivering to the Company written notice which sets forth the 1991 Plan Optionee's election to exercise a portion or all of the 1991 Plan Option, the number of 1991 Plan Option Shares with respect to which the 1991 Plan Option rights are being exercised and such other representations and agreements as may be required by the Company to comply with applicable securities laws and (ii) paying in full the purchase price of the 1991 Plan Option Shares as set forth in the 1991 Plan

Option Agreement, and (iii) remitting, in cash or its equivalent, to the Company the federal income tax, state income tax and F.I.C.A. to be withheld by the Company (in such amounts as may be determined by the Company) with respect to the compensation to be recognized by the 1991 Plan Optionee upon the exercise of the 1991 Plan Option.

       The 1991 Plan Exercise Price is payable in cash or its equivalent, or, subject to the approval of the Committee, by means of unrestricted shares of capital stock of the Company or any combination thereof upon the exercise of the 1991 Plan Option. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash. The 1991 Plan provides that the Company shall not lend any monies to any 1991 Plan Optionee for purchase of any 1991 Plan Option Shares.

       Each 1991 Plan Option issued pursuant to the 1991 Plan will terminate on the earlier to occur of (a) sixty-three (63) months from the Grant Date or (b) the date on which the 1991 Plan Optionee purchases all of the 1991 Plan Option Shares.

       The Board may, to the extent permitted by law, (i) with respect to any of the 1,000,000 shares of Class A Common Stock that are not subject to outstanding 1991 Plan Options, suspend or discontinue the Plan or (ii) revise or amend the 1991 Plan in any respect whatsoever. No 1991 Plan Option Agreement entered into pursuant to the 1991 Plan may be amended or terminated without the agreement of all parties thereto.

       No rights granted under the 1991 Plan are transferrable by a 1991 Plan Optionee in any manner other than by will or the laws of descent and distribution and, during his lifetime, may be exercised only by the 1991 Plan Optionee or his court appointed legal representative. No person has or may create a lien on any funds, securities or other property held under the 1991 Plan or a 1991 Plan Option Agreement.

       The number of shares of Class A Common Stock covered by a 1991 Plan Option and the 1991 Plan Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Class A Common Stock) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

       It is anticipated that the shares of Class A Common Stock to be delivered to a 1991 Plan Optionee upon the exercise of a 1991 Plan Option will be issued by the Company from authorized but unissued shares. The proceeds received by the Company from the issuance of Class A Common Stock pursuant to a 1991 Plan Option will be used for general corporate purposes. However, the 1991 Plan does not prohibit the Company from delivering treasury shares to a 1991 Plan Optionee. Any treasury shares to be issued to a 1991 Plan Optionee will most likely be purchased on the open market. In the case of any purchase not made on the open market, no fee, commission or other charge will be payable.

       The 1991 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401 of the Code. It is intended that the 1991 Plan shall not constitute an incentive stock option plan within the meaning of Section 422A of the Code; rather, the 1991 Plan is intended to constitute a nonqualified stock option plan.

       The Committee is granted certain authority pursuant to the 1991 Plan to act on behalf of the Company to administer grants of 1991 Plan Options and the exercise of 1991 Plan Options outstanding under the 1991 Plan and related matters. The Committee, with respect to their administration of the 1991 Plan Option Agreement, shall act as managers and not as trustees.

FEDERAL INCOME TAX EFFECTS

       The following summary generally describes the principal federal income tax consequences of participating in the 1991 Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to any particular participant in the 1991 Plan or to the Company. The Code, treasury regulations promulgated thereunder and current administrative rulings and court decisions relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This summary is based on the Code, existing and proposed treasury regulations thereunder and current administrative rulings and court decisions as in effect on the date of this proxy statement, all of which are subject to change and any such change could affect the continuing validity of the following paragraph. This summary does not address any state, local or foreign tax laws. Each participant in the 1991 Plan has been advised to consult his or her own accountant, legal counsel or other tax advisor regarding the specific tax consequences of participation in the 1991 Plan by that participant, including the application and effect of state, local and foreign tax laws.

       The grant of a 1991 Plan Option to a 1991 Plan Optionee will not result in taxable income to the 1991 Optionee. However, upon the exercise of a 1991 Plan Option, the 1991 Plan Optionee will realize income taxable at ordinary income tax rates to the extent the value of the Class A Common Stock on the date of exercise exceeds the 1991 Plan Exercise Price, and the Company will receive a corresponding deduction. If the shares of Class A Common Stock are subsequently sold, any additional gain or loss realized on the sale (the difference between the sale price and the value of the Class A Common Stock on the date of exercise) will be capital gain or loss if the shares are capital assets in the hands of the 1991 Optionee, and will be long-term capital gain or loss if such shares were held by the 1991 Plan Optionee for more than one year. In general, the federal income tax rates applicable to long-term capital gains and ordinary income (including short-term capital gains) of taxpayers who are individuals may differ, while for corporations capital gains and ordinary income are generally taxed at the same rate. The deductibility of capital losses is subject to limitations for both individuals and corporations.

NEW PLAN BENEFITS TABLE

       The table on the following page summarizes, for each of the following, the number of shares of Class A Common Stock underlying 1991 Plan Options and the dollar value thereof: (a) the Company's Chief Executive Officer, (b) the other Executive Officers named in the Summary Compensation Table on page 12,
(c) all current Executive Officers of the Company as a group (14 persons), (d) all current directors who are not Executive Officers as a group (2 persons),
(e) each other person who received or is to receive 5% of such options (1 person), and (f) all employees, including all current officers who are not Executive Officers, as a group (21 persons).

                                             NEW PLAN BENEFITS

                     INGLES MARKETS, INCORPORATED 1991 NONQUALIFIED STOCK OPTION PLAN
-----------------------------------------------------------------------------------------------------------
Name and Position                                             Dollar Value ($)(1)           Number of Units
Robert P. Ingle
 Chairman and Chief Executive Officer                                 --(2)                       --

Landy B. Laney
 President and Chief Operating Officer                                --(2)                       --

Ralph H. Gardner
 President of Milkco, Inc.                                            --(2)                       --

Joseph G. Ashley
 Vice President-Meats                                         $  475,000(3)                  100,000

Jack R. Ferguson
 Vice President-Finance and Chief
 Financial Officer                                               475,000(3)                  100,000

Executive Officer Group                                        3,322,500(4)                  810,000

Non-Executive Director Group                                          --(5)                       --

Other Persons Receiving 5% of the Options                        587,500(6)                  100,000

Non-Executive Officer Employee Group                             996,000(7)                  186,000

____________
(1) The fair market value of the Company's Class A Common Stock on December 28, 1995 was $11.625 per share.

(2)    No option was granted to this Executive Officer under the 1991 Plan.

(3)    The exercise price for this option is $6.875 per share.

(4) The exercise prices for these options range from $5.75 to $11.50 per share.

(5)    No options were granted to this group under the 1991 Plan.

(6)    The exercise price for this option is $5.75 per share.

(7) The exercise prices for these options range from $5.75 to $6.875 per share.

__________

APPROVAL OF THE PLAN

       WITH RESPECT TO THE ADOPTION AND APPROVAL OF THE 1991 PLAN, UNLESS OTHERWISE PROVIDED IN THE COMPANY'S ARTICLES OF INCORPORATION OR THE NORTH CAROLINA BUSINESS CORPORATION ACT, THE HOLDERS OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK SHALL VOTE AS A SINGLE CLASS, WITH EACH HOLDER OF CLASS A COMMON STOCK BEING ENTITLED TO ONE (1) VOTE FOR EACH SHARE OF CLASS A COMMON STOCK HELD AS OF THE RECORD DATE AND EACH HOLDER OF CLASS B COMMON STOCK BEING ENTITLED TO TEN (10) VOTES FOR EACH SHARE OF CLASS B COMMON STOCK HELD AS OF THE RECORD DATE. FOR PURPOSES OF ANY SUCH VOTE, IF A QUORUM IS PRESENT, A PROPOSAL WILL PASS IF THE VOTES CAST FAVORING THE ACTION EXCEED THE VOTES CAST OPPOSING THE ACTION. ACCORDINGLY, ABSTENTIONS AND BROKER NONVOTES WILL HAVE NO EFFECT ON THE VOTE.

            PROPOSAL TO ADOPT AND APPROVE THE INGLE OPTION AGREEMENT

       The Ingle Option Agreement was executed by Mr. Ingle and the Company effective as of July 21, 1993 (the "INGLE GRANT DATE"). During the fourth quarter of fiscal 1995, the Board of Directors ratified and approved the Amended and Restated Option Agreement between the Company and Mr. Ingle to make certain technical corrections reflecting the original intent of the parties. The Ingle Option Agreement, as amended and restated, was executed following approval by the Board of Directors. A copy of the Ingle Option Agreement, as amended and restated, is attached hereto as Appendix B.

       The purposes of the Ingle Option Agreement are (a) to insure the retention of Mr. Ingle as Chief Executive Officer of the Company and (b) to provide incentive to Mr. Ingle to devote his utmost effort and skill to the advancement and betterment of the Company, by permitting him to participate further in the success and increased value of the Company that he has helped to produce.

       The exercise price for each share of Class A Common Stock issued upon the exercise of the option granted pursuant to the Ingle Option Agreement (the "INGLE OPTION") is $6.00 per share (the "INGLE EXERCISE PRICE").

       The Ingle Option may be exercised for all or a part of the 100,000 shares of Class A Common Stock (the "INGLE OPTION SHARES") that are subject to the Ingle Option. The Ingle Option shall not be exercisable, either in whole or in part, prior to twelve (12) months after the Ingle Grant Date. Mr. Ingle shall have forty-eight (48) months beyond this twelve (12) month period to exercise the Ingle Option at the Ingle Exercise Price. The Ingle Option shall not be exercisable after Mr. Ingle ceases to be employed by the Company. If any part of the Ingle Option has not been exercised after sixty (60) months from the Ingle Grant Date, the unexercised portion immediately becomes null and void and no longer of any force and effect. Notwithstanding any other terms of the Ingle Option, the Ingle Option Agreement provides that the Ingle Option may not be exercised until the Ingle Option Agreement is approved and adopted by the Company's stockholders. This approval is required pursuant to the corporate governance criteria, Part III, Section 6(i)(2)(a) of Schedule D of the NASD By-laws.

       If Mr. Ingle shall die prior to sixty (60) months from the Ingle Grant Date, the Ingle Option may be exercised, in whole or in part, at any time after Mr. Ingle's death, by the executor or administrators of Mr. Ingle's estate or by any person or persons who shall have acquired the Ingle Option directly from Mr. Ingle by bequest or inheritance, subject to the condition that the Ingle Option shall not be exercisable after the expiration of sixty (60) months from the Ingle Grant Date.

       The Ingle Option or any portion thereof may be exercised by Mr. Ingle by
(i) delivering to the Company written notice which sets forth Mr. Ingle's election to exercise a portion or all of the Ingle Option, the number of Ingle Option Shares with respect to which the Ingle Option rights are being exercised and such other representations and agreements as may be required by the Company to comply with applicable securities laws and (ii) paying in full the purchase price of the Ingle Option Shares as set forth in the Ingle Option Agreement, and (iii) remitting, in cash or its equivalent, to the Company the federal income tax, state income tax and F.I.C.A. to be withheld by the Company (in such amounts as may be determined by the Company) with respect to the compensation to be recognized by Mr. Ingle upon the exercise of the Ingle Option.

       The Ingle Exercise Price is payable in cash or its equivalent, or, subject to the approval of the Audit/Compensation Committee, by means of unrestricted shares of capital stock of the Company or any combination thereof upon the exercise of the Ingle Option. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash. The Ingle Option Agreement provides that the Company shall not lend any monies to Mr. Ingle for purchase of any Ingle Option Shares.

       The Ingle Option Agreement will terminate on the earlier to occur of (a) July 21, 1998 or (b) the date on which Mr. Ingle purchases 100,000 shares of Class A Common Stock by exercise of the Ingle Option. As of the date of this proxy statement, the maximum number of shares of Class A Common Stock available for purchase under the Ingle Option Agreement is 100,000 shares.

       The Ingle Option Agreement may not be amended or terminated without the agreement of all parties thereto.

       No rights granted under the Ingle Option Agreement are transferrable by Mr. Ingle in any manner other than by will or the laws of descent and distribution and, during his lifetime, may be exercised only by Mr. Ingle or his court appointed legal representative. No person has or may create a lien on any funds, securities or other property held under the Ingle Option Agreement.

       The number of shares of Class A Common Stock covered by the Ingle
Option and the Ingle Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Class A Common Stock) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

       It is anticipated that the shares of Class A Common Stock to be delivered to Mr. Ingle upon the exercise of the Ingle Option will be issued by the Company from authorized but unissued shares. The proceeds received by the Company from the issuance of Class A Common Stock pursuant to the Ingle Option will be used for general corporate purposes. However, the Ingle Option Agreement does not prohibit the Company from delivering treasury shares to Mr. Ingle. Any treasury shares to be issued to Mr. Ingle will most likely be purchased on the open market. In the case of any purchase not made on the open market, no fee, commission or other charge will be payable.

       The Ingle Option Agreement is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under
Section 401 of the Code. It is intended that the Ingle Option shall not constitute an incentive stock option within the meaning of Section 422A of the Code; rather, the option is intended to constitute a nonqualified stock option.

       The Audit/Compensation Committee is granted certain authority pursuant to the Ingle Option Agreement to act on behalf of the Company to administer the exercise of the Ingle Option and related matters. With respect to their administration of the Ingle Option Agreement, the Audit/Compensation Committee shall act as managers and not as trustees.

FEDERAL INCOME TAX EFFECTS

       The following summary generally describes the principal federal income tax consequences of the grant and exercise of the Ingle Option. The summary is general in nature and is not intended to cover all tax consequences that may apply to Mr. Ingle in particular or to the Company. The Code, treasury regulations promulgated thereunder and current administrative rulings and court decisions relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This summary is based on the Code, existing and proposed treasury regulations thereunder and current administrative rulings and court decisions as in effect on the date of this proxy statement, all of which are subject to change and any such change could affect the continuing validity of the following paragraph. This summary does not address any state, local or foreign tax laws. Mr. Ingle has been advised to consult his own accountant, legal counsel or other tax advisor regarding the specific tax consequences of the grant or exercise of the Ingle Option, including the application and effect of state, local and foreign tax laws.

       The grant of the Ingle Option to Mr. Ingle will not result in taxable income to Mr. Ingle. However, upon the exercise of the Ingle Option, Mr. Ingle will realize income taxable at ordinary income tax rates to the extent the value of the Class A Common Stock on the date of exercise exceeds the Ingle Exercise Price, and the Company will receive a corresponding deduction. If the shares of Class A Common Stock are subsequently sold, any additional gain or loss realized on the sale (the difference between the sale price and the value of the Class A Common Stock on the date of exercise) will be capital gain or loss if the shares are capital assets in the hands of Mr. Ingle, and will be long-term capital gain or loss if such shares were held by Mr. Ingle for more than one year. In general, the federal income tax rates applicable to long-term capital gains and ordinary income (including short-term capital gains) of taxpayers who are individuals may differ, while for corporations capital gains and ordinary income are generally taxed at the same rate. The deductibility of capital losses is subject to limitations for both individuals and corporations.

NEW PLAN BENEFITS TABLE


       The table on this page summarizes, for each of the following, the number of shares of Class A Common Stock underlying the Ingle Option and the dollar value thereof: (a) the Company's Chief Executive Officer, (b) the other Executive Officers named in the Summary Compensation Table on page 12, (c) all current Executive Officers of the Company as a group (14 persons), (d) all current directors who are not Executive Officers as a group (2 persons), (e) each other person who received or is to receive 5% of such options (no persons), and (f) all employees, including all current officers who are not Executive Officers, as a group (no persons).



                                            NEW PLAN BENEFITS

                                          INGLE OPTION AGREEMENT
----------------------------------------------------------------------------------------------------------
Name and Position                                             Dollar Value ($)(1)          Number of Units
----------------------------------------------------------------------------------------------------------
Robert P. Ingle
 Chairman and Chief Executive Officer                              $562,500(2)                  100,000(3)

Landy B. Laney
 President and Chief Operating Officer                                   --                           0

Ralph H. Gardner
 President of Milkco, Inc.                                               --                           0

Joseph G. Ashley
 Vice President-Meats                                                    --                           0

Jack R. Ferguson
 Vice President-Finance and Chief
 Financial Officer                                                       --                           0

Executive Officer Group                                             562,500(2)                  100,000(3)

Non-Executive Director Group                                             --                           0

Other Persons Receiving 5% of the Options                                --                           0

Non-Executive Officer Employee Group                                     --                           0



__________

(1) The fair market value of the Company's Class A Common Stock on December 28, 1995 was $11.625 per share.

(2)    The exercise price for this option is $6.00 per share.

(3) All options available under the Ingle Option Agreement were granted to Mr. Ingle.

__________

APPROVAL OF THE PLAN

       WITH RESPECT TO THE ADOPTION AND APPROVAL OF THE INGLE OPTION AGREEMENT, UNLESS OTHERWISE PROVIDED IN THE COMPANY'S ARTICLES OF INCORPORATION OR THE NORTH CAROLINA BUSINESS CORPORATION ACT, THE HOLDERS OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK SHALL VOTE AS A SINGLE CLASS, WITH EACH HOLDER OF CLASS A COMMON STOCK BEING ENTITLED TO ONE (1) VOTE FOR EACH SHARE OF CLASS A COMMON STOCK HELD AS OF THE RECORD DATE AND EACH HOLDER OF CLASS B COMMON STOCK BEING ENTITLED TO TEN (10) VOTES FOR EACH SHARE OF CLASS B COMMON STOCK HELD AS OF THE RECORD DATE. FOR PURPOSES OF ANY SUCH VOTE, IF A QUORUM IS PRESENT, A PROPOSAL WILL PASS IF THE VOTES CAST FAVORING THE ACTION EXCEED THE VOTES CAST OPPOSING THE ACTION. ACCORDINGLY, ABSTENTIONS AND BROKER NONVOTES WILL HAVE NO EFFECT ON THE VOTE.

            PROPOSAL TO ADOPT AND APPROVE THE LANEY OPTION AGREEMENT


       The Laney Option Agreement was executed by Mr. Laney and the Company effective as of July 21, 1993 (the "LANEY GRANT DATE"). During the fourth quarter of fiscal 1995, the Board of Directors ratified and approved the Amended and Restated Option Agreement between the Company and Mr. Laney to make certain technical corrections reflecting the original intent of the parties. The Laney Option Agreement, as amended and restated, was executed following approval by the Board of Directors. A copy of the Laney Option Agreement, as amended and restated, is attached hereto as Appendix C.


       The purposes of the Laney Option Agreement are (a) to insure the retention of Mr. Laney as Chief Operating Officer of the Company and (b) to provide incentive to Mr. Laney to devote his utmost effort and skill to the advancement and betterment of the Company, by permitting him to participate in the ownership of the Company and, thereby, in the success and increased value of the Company that he has helped to produce.

       The exercise price for each share of Class A Common Stock issued upon the exercise of the option granted pursuant to the Laney Option Agreement (the "LANEY OPTION") is $6.00 per share (the "LANEY EXERCISE PRICE").

       The Laney Option may be exercised for all or a part of the 100,000 shares of Class A Common Stock (the "LANEY OPTION SHARES") that are subject to the Laney Option. The Laney Option shall not be exercisable, either in whole or in part, prior to twelve (12) months after the Laney Grant Date. Mr. Laney shall have forty-eight (48) months beyond this twelve (12) month period to exercise the Laney Option at the Laney Exercise Price. The Laney Option shall not be exercisable after Mr. Laney ceases to be employed by the Company. If any part of the Laney Option has not been exercised after sixty (60) months from the Laney Grant Date, the unexercised portion immediately becomes null and void and no longer of any force and effect. Notwithstanding any other terms of the Laney Option, the Laney Option Agreement provides that the Laney Option may not be exercised until the Laney Option Agreement is approved and adopted by the Company's stockholders. This approval is required pursuant to the corporate governance criteria, Part III, Section 6(i)(2)(a) of Schedule D of the NASD By-laws.

       If Mr. Laney shall die prior to sixty (60) months from the Laney Grant Date, the Laney Option may be exercised, in whole or in part, at any time after Mr. Laney's death, by the executor or administrators of Mr. Laney's estate or by any person or persons who shall have acquired the Laney Option directly from Mr. Laney by bequest or inheritance, subject to the condition that the Laney Option shall not be exercisable after the expiration of sixty (60) months from the Laney Grant Date.

       The Laney Option or any portion thereof may be exercised by Mr. Laney by
(i) delivering to the Company written notice which sets forth Mr. Laney's election to exercise a portion or all of the Laney Option, the number of Laney Option Shares with respect to which the Laney Option rights are being exercised and such other representations and agreements as may be required by the Company to comply with applicable securities laws and (ii) paying in full the purchase price of the Laney Option Shares as set forth in the Laney Option Agreement, and (iii) remitting, in cash or its equivalent, to the Company the federal income tax, state income tax and F.I.C.A. to be withheld by the Company (in such amounts as may be determined by the Company) with respect to the compensation to be recognized by Mr. Laney upon the exercise of the Laney Option.

       The Laney Exercise Price is payable in cash or its equivalent, or, subject to the approval of the Audit/Compensation Committee, by means of unrestricted shares of capital stock of the Company or any combination thereof upon the exercise of the Laney Option. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash. The Laney Option Agreement provides that the Company shall not lend any monies to Mr. Laney for purchase of any Laney Option Shares.


       The Laney Option Agreement will terminate on the earlier to occur of (a) July 21, 1998 or (b) the date on which Mr. Laney purchases 100,000 shares of Class A Common Stock by exercise of the Laney Option. As of the date of this proxy statement, the maximum number of shares of Class A Common Stock available for purchase under the Laney Option Agreement is 100,000 shares.

       The Laney Option Agreement may not be amended or terminated without the agreement of all parties thereto.

       No rights granted under the Laney Option Agreement are transferrable by Mr. Laney in any manner other than by will or the laws of descent and distribution and, during his lifetime, may be exercised only by Mr. Laney or his court appointed legal representative. No person has or may create a lien on any funds, securities or other property held under the Laney Option Agreement.

       The number of shares of Class A Common Stock covered by the Laney
Option and the Laney Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Class A Common Stock) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

       It is anticipated that the shares of Class A Common Stock to be delivered to Mr. Laney upon the exercise of the Laney Option will be issued by the Company from authorized but unissued shares. The proceeds received by the Company from the issuance of Class A Common Stock pursuant to the Laney Option will be used for general corporate purposes. However, the Laney Option Agreement does not prohibit the Company from delivering treasury shares to Mr. Laney. Any treasury shares to be issued to Mr. Laney will most likely be purchased on the open market. In the case of any purchase not made on the open market, no fee, commission or other charge will be payable.

       The Laney Option Agreement is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under
Section 401 of the Code. It is intended that the Laney Option shall not constitute an incentive stock option within the meaning of Section 422A of the Code; rather, the Laney Option is intended to constitute a nonqualified stock option.

       The Audit/Compensation Committee is granted certain authority pursuant to the Laney Option Agreement to act on behalf of the Company to administer the exercise of the Laney Option and related matters. With respect to their administration of the Laney Option Agreement, the Audit/Compensation Committee shall act as managers and not as trustees.

FEDERAL INCOME TAX EFFECTS


       The following summary generally describes the principal federal income tax consequences of the grant and exercise of the Laney Option. The summary is general in nature and is not intended to cover all tax consequences that may apply to Mr. Laney in particular or to the Company. The Code, treasury regulations promulgated thereunder and current administrative rulings and court decisions relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This summary is based on the Code, existing and proposed treasury regulations thereunder and current administrative rulings and court decisions as in effect on the date of this proxy statement, all of which are subject to change and any such change could affect the continuing validity of the following paragraph. This summary does not address any state, local or foreign tax laws. Mr. Laney has been advised to consult his own accountant, legal counsel or other tax advisor regarding the specific tax consequences of the grant or exercise of the Laney Option, including the application and effect of state, local and foreign tax laws.



       The grant of the Laney Option to Mr. Laney will not result in taxable income to Mr. Laney. However, upon the exercise of the Laney Option, Mr. Laney will realize income taxable at ordinary income tax rates to the extent the value of the Class A Common Stock on the date of exercise exceeds the Laney Exercise Price, and the Company will receive a corresponding deduction. If the shares of Class A Common Stock are subsequently sold, any additional gain or loss realized on the sale (the difference between the sale price and the value of the Class A Common Stock on the date of exercise) will be capital gain or loss if the shares are capital assets in the hands of Mr. Laney, and will be long-term capital gain or loss if such shares were held by Mr. Laney for more than one year. In general, the federal income tax rates applicable to long-term capital gains and ordinary income (including short-term capital gains) of taxpayers who are individuals may differ, while for corporations capital gains and ordinary income are generally taxed at the same rate. The deductibility of capital losses is subject to limitations for both individuals and corporations.

NEW PLAN BENEFITS TABLE

       The table on this page summarizes, for each of the following, the number of shares of Class A Common Stock underlying the Laney Option and the dollar value thereof: (a) the Company's Chief Executive Officer, (b) the other Executive Officers named in the Summary Compensation Table on page 12, (c) all current Executive Officers of the Company as a group (14 persons), (d) all current directors who are not Executive Officers as a group (2 persons),
(e) each other person who received or is to receive 5% of such options (no persons), and (f) all employees, including all current officers who are not Executive Officers, as a group (no persons).



                                             NEW PLAN BENEFITS

                                          LANEY OPTION AGREEMENT
-----------------------------------------------------------------------------------------------------------
Name and Position                                             Dollar Value ($)(1)           Number of Units
-----------------------------------------------------------------------------------------------------------
Robert P. Ingle
 Chairman and Chief Executive Officer                                    --                           0

Landy B. Laney
 President and Chief Operating Officer                             $562,500(2)                  100,000(3)

Ralph H. Gardner
 President of Milkco, Inc.                                               --                           0

Joseph G. Ashley
 Vice President-Meats                                                    --                           0

Jack R. Ferguson
 Vice President-Finance and Chief
 Financial Officer                                                       --                           0

Executive Officer Group                                             562,500(2)                  100,000(3)

Non-Executive Director Group                                             --                           0

Other Persons Receiving 5% of the Options                                --                           0

Non-Executive Officer Employee Group                                     --                           0


__________

(1) The fair market value of the Company's Class A Common Stock on December 28, 1995 was $11.625 per share.

(2)    The exercise price for this option is $6.00 per share.

(3) All options avalaible under the Laney Option Agreement were granted to Mr. Laney.

__________

APPROVAL OF THE PLAN

       WITH RESPECT TO THE ADOPTION AND APPROVAL OF THE LANEY OPTION AGREEMENT, UNLESS OTHERWISE PROVIDED IN THE COMPANY'S ARTICLES OF INCORPORATION OR THE NORTH CAROLINA BUSINESS CORPORATION ACT, THE HOLDERS OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK SHALL VOTE AS A SINGLE CLASS, WITH EACH HOLDER OF CLASS A COMMON STOCK BEING ENTITLED TO ONE (1) VOTE FOR EACH SHARE OF CLASS A COMMON STOCK HELD AS OF THE RECORD DATE AND EACH HOLDER OF CLASS B COMMON STOCK BEING ENTITLED TO TEN (10) VOTES FOR EACH SHARE OF CLASS B COMMON STOCK HELD AS OF THE RECORD DATE. FOR PURPOSES OF ANY SUCH VOTE, IF A QUORUM IS PRESENT, A PROPOSAL WILL PASS IF THE VOTES CAST FAVORING THE ACTION EXCEED THE VOTES CAST OPPOSING THE ACTION. ACCORDINGLY, ABSTENTIONS AND BROKER NONVOTES WILL HAVE NO EFFECT ON THE VOTE.

         PROPOSAL TO ADOPT AND APPROVE THE KOLODZIESKI OPTION AGREEMENT

       The Board of Directors approved the Option Agreement between the Company and Mr. Kolodzieski during the fourth quarter of fiscal 1995. The Kolodzieski Option Agreement was executed by Mr. Kolodzieski and the Company effective as of August 2, 1995 (the "KOLODZIESKI GRANT DATE"). A copy of the Kolodzieski Option Agreement is attached hereto as Appendix D.

       The purposes of the Kolodzieski Option Agreement are (a) to insure the retention of Mr. Kolodzieski as Vice President-Strategic Planning of the Company and (b) to provide incentive to Mr. Kolodzieski to devote his utmost effort and skill to the advancement and betterment of the Company, by permitting him to participate in the ownership of the Company and, thereby, in the success and increased value of the Company that he is expected to produce.

       The exercise price for each share of Class A Common Stock issued upon the exercise of the option granted pursuant to the Kolodzieski Option Agreement (the "KOLODZIESKI OPTION") is $10.625 per share (the "KOLODZIESKI EXERCISE PRICE").

       The Kolodzieski Option may be exercised for all or a part of the 100,000 shares of Class A Common Stock (the "KOLODZIESKI OPTION SHARES") that are subject to the Kolodzieski Option. The Kolodzieski Option shall not be exercisable, either in whole or in part, prior to sixty (60) months after the Kolodzieski Grant Date. Mr. Kolodzieski shall have three (3) months beyond this sixty (60) month period to exercise the Kolodzieski Option at the Kolodzieski Exercise Price. The Kolodzieski Option shall not be exercisable after Mr. Kolodzieski ceases to be employed by the Company. If any part of the Kolodzieski Option has not been exercised after sixty-three (63) months from the Kolodzieski Grant Date, the unexercised portion immediately becomes null and void and no longer of any force and effect. Notwithstanding any other terms of the Kolodzieski Option, the Kolodzieski Option Agreement provides that the Kolodzieski Option may not be exercised until the Kolodzieski Option Agreement is approved and adopted by the Company's stockholders. This approval is required pursuant to the corporate governance criteria, Part III, Section 6(i)(2)(a) of Schedule D of the NASD By-laws.

       In the event that Mr. Kolodzieski shall cease to be employed by the Company for any reason other than his death, a material disability or retirement with the consent of the Company, the Kolodzieski Option shall terminate immediately and become null and void and no longer be of any force or effect. If the termination is due to a material disability or retirement of Mr. Kolodzieski with the consent of the Company, Mr. Kolodzieski shall have the right to exercise the Kolodzieski Option at the date of such termination of employment at any time within three (3) months after such termination, subject to the conditions that the Kolodzieski Option shall not be exercisable after the expiration of sixty-three (63) months from the date it was granted.
Whether termination of employment is due to a material disability or is to be considered a retirement with the consent of the Company shall be determined by the Audit/Compensation Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive. Any disability to be considered "material" must result in a permanent and total disability of an employee as defined in Code Section 22(e)(3), as amended, or if such Section is no longer of any force or effect, Mr. Kolodzieski shall be deemed to be permanently and totally disabled if he is unable to engage in any substantial gainful employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

       If Mr. Kolodzieski leaves the Company for any reason other than death, material disability or Company approved retirement, before sixty-three (63) months has expired from the Kolodzieski Grant Date, the Kolodzieski Option shall become null and void and no longer of any force or effect.


       If Mr. Kolodzieski shall die while in the employ of the Company or within a period of three (3) months after the termination of his employment as a result of a Company approved retirement or disability, the Kolodzieski Option may be exercised in whole or in part at any time within three (3) months after Mr. Kolodzieski's death, by the executor or administrators of Mr. Kolodzieski's estate or by any person or persons who shall have acquired the Kolodzieski Option directly from the optionee by bequest or inheritance, subject to the condition that the Kolodzieski Option shall not be exercisable after the expiration of sixty-three (63) months from the Kolodzieski Grant Date.

       The Kolodzieski Option or any portion thereof may be exercised by Mr. Kolodzieski by (i) delivering to the Company written notice which sets forth Mr. Kolodzieski's election to exercise a portion or all of the Kolodzieski Option, the number of Kolodzieski Option Shares with respect to which the Kolodzieski Option rights are being exercised and such other representations and agreements as may be required by the Company to comply with applicable securities laws and
(ii) paying in full the purchase price of the Kolodzieski Option Shares as set forth in the Kolodzieski Option Agreement, and (iii) remitting, in cash or its equivalent, to the Company, the federal income tax, state income tax and F.I.C.A. to be withheld by the Company (in such amounts as may be determined by the Company) with respect to the compensation to be recognized by Mr. Kolodzieski upon the exercise of the Kolodzieski Option.

       The Kolodzieski Exercise Price is payable in cash or its equivalent, or, subject to the approval of the Audit/Compensation Committee, by means of unrestricted shares of capital stock of the Company or any combination thereof upon the exercise of the Kolodzieski Option. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash. The Kolodzieski Option Agreement provides that the Company shall not lend any monies to Mr. Kolodzieski for purchase of any Kolodzieski Option Shares.

       The Kolodzieski Option Agreement will terminate on the earlier to occur of (a) November 3, 2000 or (b) the date on which Mr. Kolodzieski purchases 100,000 shares of Class A Common Stock by exercise of the Kolodzieski Option. As of the date of this proxy statement, the maximum number of shares of Class A Common Stock available for purchase under the Kolodzieski Option Agreement is 100,000 shares.

       The Kolodzieski Option Agreement may not be amended or terminated without the agreement of all parties thereto.

       No rights granted under the Kolodzieski Option Agreement are transferrable by Mr. Kolodzieski in any manner other than by will or the laws of descent and distribution and, during his lifetime, may be exercised only by Mr. Kolodzieski or his court appointed legal representative. No person has or may create a lien on any funds, securities or other property held under the Kolodzieski Option Agreement.

       The number of shares of Class A Common Stock covered by the Kolodzieski Option and the Kolodzieski Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Class A Common Stock) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

       It is anticipated that the shares of Class A Common Stock to be delivered to Mr. Kolodzieski upon the exercise of the Kolodzieski Option will be issued by the Company from authorized but unissued shares. The proceeds received by the Company from the issuance of Class A Common Stock pursuant to the Kolodzieski Option will be used for general corporate purposes. However, the Kolodzieski Option Agreement does not prohibit the Company from delivering treasury shares to Mr. Kolodzieski. Any treasury shares to be issued to Mr. Kolodzieski will most likely be purchased on the open market. In the case of any purchase not made on the open market, no fee, commission or other charge will be payable.

       The Kolodzieski Option Agreement is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under
Section 401 of the Code. It is intended that the Kolodzieski Option shall not constitute an incentive stock option within the meaning of Section 422A of the Code; rather, the Kolodzieski Option is intended to constitute a nonqualified stock option.

       The Audit/Compensation Committee is granted certain authority pursuant to the Kolodzieski Option Agreement to act on behalf of the Company to administer the exercise of the Kolodzieski Option and related matters. With respect to their administration of the Kolodzieski Option Agreement, the Audit/Compensation Committee shall act as managers and not as trustees.

FEDERAL INCOME TAX EFFECTS

       The following summary generally describes the principal federal income tax consequences of the grant and exercise of the Kolodzieski Option. The summary is general in nature and is not intended to cover all tax consequences that may apply to Mr. Kolodzieski in particular or to the Company. The Code, treasury regulations promulgated thereunder and current administrative rulings and court decisions relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This summary is based on the Code, existing and proposed treasury regulations thereunder and current administrative rulings and court decisions as in effect on the date of this proxy statement, all of which are subject to change and any such change could affect the continuing validity of the following paragraph. This summary does not address any state, local or foreign tax laws. Mr. Kolodzieski has been advised to consult his own accountant, legal counsel or other tax advisor regarding the specific tax consequences of the grant or exercise of the Kolodzieski Option, including the application and effect of state, local and foreign tax laws.

       The grant of the Kolodzieski Option to Mr. Kolodzieski will not result in taxable income to Mr. Kolodzieski. However, upon the exercise of the Kolodzieski Option, Mr. Kolodzieski will realize income taxable at ordinary income tax rates to the extent the value of the Class A Common Stock on the date of exercise exceeds the Kolodzieski Exercise Price, and the Company will receive a corresponding deduction. If the shares of Class A Common Stock are subsequently sold, any additional gain or loss realized on the sale (the difference between the sale price and the value of the Class A Common Stock on the date of exercise) will be capital gain or loss if the shares are capital assets in the hands of Mr. Kolodzieski, and will be long-term capital gain or loss if such shares were held by Mr. Kolodzieski for more than one year. In general, the federal income tax rates applicable to long-term capital gains and ordinary income (including short-term capital gains) of taxpayers who are individuals may differ, while for corporations capital gains and ordinary income are generally taxed at the same rate. The deductibility of capital losses is subject to limitations for both individuals and corporations.

NEW PLAN BENEFITS TABLE

       The table on the following page summarizes, for each of the following, the number of shares of Class A Common Stock underlying the Kolodzieski Option and the dollar value thereof: (a) the Company's Chief Executive Officer, (b) the other Executive Officers named in the Summary Compensation Table on page 12,
(c) all current Executive Officers of the Company as a group (14 persons), (d) all current directors who are not Executive Officers as a group (2 persons),
(e) each other person who received or is to receive 5% of such options (no persons), and (f) all employees, including all current officers who are not Executive Officers, as a group (no persons).

                                             NEW PLAN BENEFITS

                                       KOLODZIESKI OPTION AGREEMENT
-----------------------------------------------------------------------------------------------------------
Name and Position                                             Dollar Value ($)(1)           Number of Units
-----------------------------------------------------------------------------------------------------------
Robert P. Ingle
 Chairman and Chief Executive Officer                                    --                           0

Landy B. Laney
 President and Chief Operating Officer                                   --                           0

Ralph H. Gardner
 President of Milkco, Inc.                                               --                           0

Joseph G. Ashley
 Vice President-Meats                                                    --                           0

Jack R. Ferguson
 Vice President-Finance and Chief
 Financial Officer                                                       --                           0

Executive Officer Group                                            $100,000(2)                  100,000(3)

Non-Executive Director Group                                             --                           0

Other Persons Receiving 5% of the Options                                --                           0

Non-Executive Officer Employee Group                                     --                           0


__________

(1) The fair market value of the Company's Class A Common Stock on December 28, 1995 was $11.625 per share.

(2)    The exercise price for this option is $10.625 per share.

(3) All options available under the Kolodzieski Option Agreement were granted to Mr. Kolodzieski.

__________

APPROVAL OF THE PLAN

       WITH RESPECT TO THE ADOPTION AND APPROVAL OF THE KOLODZIESKI OPTION AGREEMENT, UNLESS OTHERWISE PROVIDED IN THE COMPANY'S ARTICLES OF INCORPORATION OR THE NORTH CAROLINA BUSINESS CORPORATION ACT, THE HOLDERS OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK SHALL VOTE AS A SINGLE CLASS, WITH EACH HOLDER OF CLASS A COMMON STOCK BEING ENTITLED TO ONE (1) VOTE FOR EACH SHARE OF CLASS A COMMON STOCK HELD AS OF THE RECORD DATE AND EACH HOLDER OF CLASS B COMMON STOCK BEING ENTITLED TO TEN (10) VOTES FOR EACH SHARE OF CLASS B COMMON STOCK HELD AS OF THE RECORD DATE. FOR PURPOSES OF ANY SUCH VOTE, IF A QUORUM IS PRESENT A PROPOSAL WILL PASS IF THE VOTES CAST FAVORING THE ACTION EXCEED THE VOTES CAST OPPOSING THE ACTION. ACCORDINGLY, ABSTENTIONS AND BROKER NONVOTES WILL HAVE NO EFFECT ON THE VOTE.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS


       Terry M. Sharp, son-in-law of Robert P. Ingle who is Chairman of the Board, Chief Executive Officer and a Director of the Company, has received certain remuneration in connection with purchases of real property by the Company. The Company did not incur any direct expense for such services since Mr. Sharp was paid by the third-party sellers in such transactions. Based on information available to the Company, Mr. Sharp received gross revenues of approximately $439,000 during fiscal 1995 and approximately $100,000 during fiscal 1996 (to date) as a result of such purchases of real property. The Company believes that those real property transactions were entered into with third parties on an arms-length basis on terms no less favorable to the Company than would otherwise have been available had Mr. Sharp not been involved in the transaction.

       See also "Executive Compensation -- Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions" on page 15.

       Other than transactions of the nature described or referred to above, the Company does not intend to enter into any transactions with or involving its officers or directors or any members of their immediate family in the future on terms that would be less favorable to the Company than those available from unaffiliated third parties in arms-length transactions.


                     RELATIONSHIP WITH INDEPENDENT AUDITORS

       The Company has not yet selected its independent auditors for the 1996 fiscal year pending a meeting of the Audit/Compensation Committee of the Board of Directors to make that determination. Ernst & Young has served as the Company's independent auditors since March 1989. Representatives of Ernst & Young are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                 OTHER MATTERS

STOCKHOLDERS' PROPOSALS FOR ANNUAL MEETING TO BE HELD IN 1997

       The Company plans to hold its 1997 Annual Meeting of Stockholders in late February or early March. Any proposal of a Stockholder intended to be presented at said Annual Meeting of Stockholders must be received by the Company for inclusion in the proxy statement and form of proxy for that meeting no later than September 14, 1996.

ACTION ON OTHER MATTERS AT THE ANNUAL MEETING

       At this time, the Company does not know of any other matters to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this proxy statement. If any other matter comes before the meeting, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

REPORTS OF CHANGES IN BENEFICIAL OWNERSHIP

       The Company is required to identify any Director, Executive Officer, or beneficial owner of more than 10% of the Company's Class A Common Stock who failed to file on a timely basis with the SEC any report on Form 3 (relating to beneficial ownership of Class A Common Stock or Class B Common Stock) or on Forms 4 or 5 (relating to changes in beneficial ownership of Class A Common Stock or Class B Common Stock). Except as set forth below, based solely on a review of material furnished to the Company by such Directors, Executive Officers and more than 10% beneficial owners who are required to file reports on Forms 3, 4 and 5 with the SEC, the Company is not aware of any Director, officer or more than 10% beneficial owner of any class of equity stock of the Company who has failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the 1995 fiscal year with respect to the Company's Class A Common Stock or Class B Common Stock. With respect to fiscal 1995, each of Timothy A. Davey, Edward J. Kolodzieski and J. Thomas Outlaw, Jr. failed to file on a timely basis his Initial Statement of

Beneficial Ownership on Form 3 with respect to his appointment as an Executive Officer. Each of Messrs. Davey, Kolodzieski and Outlaw ultimately filed the appropriate report, but the reports were filed late. In addition, Anthony S. Federico failed to file on a timely basis one (1) report with respect to two
(2) transactions. Mr. Federico has advised the Company that he is in the process of filing the appropriate report, but that the report will be filed late.

AVAILABILITY OF FORM 10-K

       Upon written request, the Company will provide, without charge, to stockholders receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1995 as filed with the SEC (including the financial statements and related schedules, but not including the exhibits thereto, which will be provided upon request at the stockholder's expense). Requests for copies of documents available as stated above should be directed to Jack R. Ferguson, Vice President-Finance and Chief Financial Officer, at Ingles Markets, Incorporated, P. O. Box 6676, Asheville, North Carolina 28816 or by telephone at (704) 669-2941, ext. 222.

       STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR COOPERATION WILL BE APPRECIATED. YOUR PROXY WILL BE VOTED, WITH RESPECT TO THE MATTERS IDENTIFIED THEREON, IN ACCORDANCE WITH ANY SPECIFICATIONS ON THE PROXY.


                                          By Order of the Board of Directors,


                                          /s/ Robert P. Ingle
                                          --------------------------------------
                                          Robert P. Ingle
                                          Chairman of the Board

                                   APPENDIX A
                          INGLES MARKETS, INCORPORATED
                             AMENDED AND RESTATED
                     1991 NONQUALIFIED STOCK OPTION PLAN

            Attached hereto is the Ingles Markets, Incorporated Amended and Restated 1991 Nonqualified Stock Option Plan and the form of agreement to be entered into with optionees.

                              AMENDED AND RESTATED
                          INGLES MARKETS, INCORPORATED
                      1991 NONQUALIFIED STOCK OPTION PLAN



            THE INGLES MARKETS, INCORPORATED 1991 NONQUALIFIED STOCK OPTION PLAN is amended and restated effective as of August 6, 1991.

                              W I T N E S S E T H

            WHEREAS, on August 6, 1991, Ingles Markets, Incorporated, a North Carolina corporation ("Ingles") adopted the INGLES MARKETS, INCORPORATED 1991 NONQUALIFIED STOCK OPTION PLAN (the "Plan") ; and

            WHEREAS, the Board of Directors of Ingles deems it to be in the best interests of Ingles to amend and restate the Plan; and

            WHEREAS, the amendment and restatement of the Plan has been approved by unanimous written consent of the Board of Directors without a meeting; and

            WHEREAS, any reference herein to the "Company" shall be deemed to include Ingles and its subsidiaries, which subsidiaries, as of the date of the adoption of the Plan, include Milkco, Inc., Sky King, Inc. and Ingles Markets Investments, Inc.

            NOW, THEREFORE, the terms of the Plan are as follows:

1.          PURPOSES OF THE PLAN

            The purposes of the Plan are (a) to insure the retention of executive personnel and key employees as that term is defined in Article 3 below; (b) to attract new executive personnel and other key employees; and (c) to provide incentive to all such personnel to devote their utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in the ownership of the Company and thereby in the success and increased value of which they have helped to produce.

            It is intended that options issued pursuant to this Plan (the "Options") shall not constitute incentive stock options within the meaning of
Section 422A of the Internal Revenue Code of 1986, as now or hereafter amended (the "Code"); rather, the Options are intended to constitute nonqualified stock options.

2.          ADMINISTRATION OF THE PLAN

            The Plan shall be administered by the Audit/Compensation Committee of the Company's Board of Directors (hereinafter called the "Committee"). The Committee shall hold meetings at such times and places as it may determine.
The Committee shall from time to time at its discretion determine which key employees shall be granted Options and the amount of stock covered by such Options. Members of the Committee shall not be eligible to participate in this Plan.

            The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

3.          ELIGIBILITY

            Options may be granted only to salaried employees who are officers or who are employed in an executive, administrative, managerial or professional capacity by the Company. An Option may be granted to a director of the Company provided that the director is also an officer or salaried employee and provided the director is not a member of the Committee.

4.          SHARES SUBJECT TO THE PLAN

            As of August 6, 1991, the date of the Company's adoption of this Ingles Markets, Incorporated 1991 Nonqualified Stock Option Plan, the aggregate number of shares which may be issued under Options shall not exceed 1,000,000 shares of the Company's $.05 par value Class A Common Stock (the "Class A Stock").

            If any Option or portion thereof shall lapse by the failure of the optionee or his heirs or personal representative to exercise the same or shall be surrendered by such persons, the Committee shall have the power to grant additional Options in lieu of those so lapsed or surrendered. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Class A Stock allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

 5.         TERMS AND CONDITIONS OF OPTIONS

            Stock Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and provisions:

            (a)     Number of Shares.

                    Each Option shall state the number of shares to which it pertains.

            (b)     Option Price.

                    Each Option shall state the option price, which shall not be less than 100% of the fair market value of the shares of the Company's Class A Stock on the date of the granting of the Option. The fair market value of the Company's Class A Stock for Options granted on the effective date of a public offering of such stock shall be the public offering price. In the event that the Company's Class A Stock is listed upon an established stock exchange, such fair market value shall be deemed to be the closing price of the Company's Class A Stock on such stock exchange on the day the Option is granted or, if no sale of the Company's Class A Stock shall have been made on any stock exchange that day, the fair market value shall be determined as such price for the next preceding day upon which a sale shall have occurred. In the event that the Company's Class A Stock is not listed upon an established exchange but is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value shall be deemed to be the closing sale price (if included in the National Market List) or the mean between the closing dealer "bid" and "asked" prices for the Corporation's Class A Stock as quoted on NASDAQ for the day of the grant, and if no such closing sale price or "bid" and "asked" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices are quoted. In the event that the Company's Class A Stock is neither listed on an established stock exchange nor quoted on NASDAQ, the fair market value on the day the Option is granted shall be determined by the Committee. Subject to the foregoing, the Committee, in fixing the Option price, shall have full authority and discretion and be fully protected in doing so.

            (c)     Medium and Time of Payment.

                    The Option price shall be payable in cash or by means of unrestricted shares of the Company's capital stock or any combination thereof upon the exercise of the Option. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash. In the event of payment in the Company's capital stock, the shares used in payment of the purchase price shall be taken at the fair market value thereof. Fair market value shall be determined in the same manner provided for in Article 5(b) above on the date immediately preceding the day of payment. The Company shall not loan any monies to any employees for purchase of these aforementioned stock Options.

            (d)     Term and Exercise of Option.

                    Each Option shall state the date upon which it is granted. No Option shall be exercisable either in whole or in part prior to sixty (60) months from the date it is granted. Except as otherwise provided in case of retirement, disability or death, pursuant to Articles 5(f) and 5(g), no Option shall be exercisable after an optionee ceases to be employed by the Company.

                    All stock Options shall become exercisable sixty (60) months from the date issued. The optionee shall have three
                    (3) months beyond this sixty (60) month period to exercise his stock Option at the predetermined price. If any part of the Option has not been exercised after sixty-three (63) months from the time of granting, the unexercised portion immediately becomes null and void and no longer of any force and effect.

            (e)     Assignability and Transfer of Options.

                    The Option shall be exercisable only by the optionee during his lifetime and shall not be assignable or transferable by him otherwise than by will or the laws of descent and distribution, and no other person shall acquire any rights therein.

            (f)     Termination of Employment Other Than By Reason of Death.

                    In the event that an optionee shall cease to be employed by the Company for any reason other than his death, a material disability or retirement with the consent of the Company, all Options held by him pursuant to the Plan and not previously exercised at the date of such termination shall terminate immediately and become null and void and of no longer any force or effect.

                    If the termination is due to a material disability or retirement with the consent of the Company, such disabled or retiring optionee shall have the right to exercise his Options which have not previously been exercised at the date of such termination and employment at any time within three (3) months after such termination, subject to the conditions that no Option shall be exercisable after the expiration of sixty-three (63) months from the date it was granted. Whether termination of employment is due to a material disability or is to be considered a retirement with the consent of the Company shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive. Any disability to be considered "material" must result in a permanent and total disability of an employee as defined in Code Section 22(e)(3), as amended, or if such Section is no longer of any force or effect, an employee shall be deemed to be permanently and totally disabled if he is unable to engage in any substantial gainful employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                    If an employee covered under this Plan leaves the Company for any reason other than death, material disability or Company approved retirement, before sixty-three (63) months has expired from granting of this Option, all of employee's stock options under this Plan shall become null and void and no longer of any force or effect.

            (g)     Death of Optionee.

                    If the optionee shall die while in the employ of the Company or within a period of three (3) months after the termination of his employment as a result of a Company approved retirement or disability as determined in Article 5(f) above, such optionee's Options may be exercised in whole or in part at any time within three (3) months after the optionee's death, by the executor or administrators of the optionee's estate or by any person or persons who shall have acquired the Options directly from the optionee by bequest or inheritance, subject to the condition that no Option shall be exercisable after the expiration of sixty-three (63) months from the date it is granted.

            (h)     Adjustments to Class A Stock Subject to Options.

                    The number of shares of Class A Stock covered by this Plan and each outstanding Option, and the price per share for each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Class A Stock) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

                    If the Company shall be the surviving corporation in any merger, consolidation or reorganization, each outstanding Option shall pertain to and apply to the same number and kind of securities to which the optionee would have been entitled had he then been the record holder of the number of shares of Class A Stock subject to the Option. A dissolution or liquidation of the Company or a merger, consolidation or reorganization (i) in which the Company is not the surviving corporation, and (ii) which does not contain appropriate provisions for the substitution of Options to purchase appropriate stock of the surviving corporation, on an equitable basis, shall cause each outstanding Option to terminate, provided that each optionee who has held an Option for more than one (1) year prior to the effective date of such event shall have the right immediately prior to such dissolution or liquidation, or merger, consolidation or reorganization in which the Company is not the surviving corporation, to exercise his Option in whole or in part, subject to the exception that no Option shall be exercisable after the expiration of sixty-three (63) months from the date it is granted.

                    In the event of a change in the Class A Stock of the Company, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value, the shares resulting from any such shares shall be deemed to be the Class A Stock within the meaning of the Plan.

                    To the extent that the foregoing adjustments relate to stock or securities of the Company such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                    Except as hereinbefore expressly provided in this Article 5, (i) the optionee shall have no rights by reason of any subdivision or consolidation of shares of Class A Stock or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, merger, consolidation, reorganization or spinoff of assets or stock of another corporation, and (ii) any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class A Stock subject to the Option.

                    The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

            (i)     No Rights as a Stockholder.

                    An optionee or transferee of an Option shall have no rights as a stockholder with respect to shares covered by his Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in this Article 5.

            (j)     Exercise Procedures.

                    Any Option granted hereunder or any portion thereof may be exercised by the optionee by: (1) delivering to the Company at its main office (attention of its Vice President-Finance) written notice of the number of shares with respect to which the Option rights are being exercised, (2) paying in full the purchase price of the shares purchased, and (3) remitting to the Company the federal income tax, state income tax and F.I.C.A. to be withheld by the Company (in such amounts as may be determined by the Company) with respect to the compensation to be recognized by the optionee upon the exercise of such Option. Upon receipt of such notice and payment, the Company shall issue and deliver to the optionee a certificate for the number of shares of Class A Stock with respect to which Options were so exercised.

            (k)     Modification, Extension and Renewal of Options.

                    Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors, upon recommendation of the Committee, may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefore (to the extent not theretofore exercised). The Board of Directors shall not, however, modify any outstanding Options so as to specify a lower price or accept the surrender of outstanding Options and authorize the granting of new Options, in substitution therefore specifying a lower price. Notwithstanding the foregoing, however, no modifications of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

            (l)     General Restrictions.

                    Each Option shall be subject to the requirement that, if at any time the Board of Directors or the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

            (m)     Leave of Absence.

                    In the case of any employee on an approved Leave of Absence, the Committee may make such provision respecting continuance of the Option while the employee is on such Leave of Absence as it may deem equitable, except that in no event shall an Option be exercised after the expiration of sixty-three
                    (63) months from the date such Option was granted.

            (n)     Reservation of Class A Stock.

                    The Company, during the term of any Options granted hereunder, will at all times reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction, any requisite authority in order to issue and sell such number of shares of Class A Stock as shall be sufficient to satisfy the requirements of the Options granted under the Plan.

            (o)     Corporate Resolutions.

                    Each Option agreement shall refer to, and specifically incorporate by reference, the Plan.

            (p)     Other Provisions.

                    The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, such restrictions upon the exercise of the Option as the Committee or the Board of Directors of the Company shall deem advisable.

6.          TERM OF PLAN

            Options may be granted pursuant to the Plan from time to time on or before the 6th day of August, 1996.

7.          INDEMNIFICATION OF COMMITTEE

            In addition to such other rights of indemnification as they may have as Directors of the Company, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in satisfaction of a judgment in any such proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity at its own expense, to handle and defend the same.

8.          AMENDMENTS TO THE PLAN

            The Board of Directors of the Company, may insofar as permitted by law, from time to time (i) with respect to any shares at the time not subject to Options, suspend or discontinue the Plan; or (ii) revise or amend the Plan in any respect whatsoever.

9.          APPLICATION OF FUNDS

            The proceeds received by the Company from the issuance of Class A Stock pursuant to Options will be used for general corporate purposes.

10.         NO OBLIGATION TO EXERCISE OPTION

            The granting of an Option shall impose no obligation upon the optionee to exercise such Option.


            AS ADOPTED BY THE BOARD OF DIRECTORS ON AUGUST 6, 1991, AND AS AMENDED AND RESTATED BY THE BOARD OF DIRECTORS EFFECTIVE AS OF AUGUST 6, 1991.

                             STOCK OPTION AGREEMENT
                                WITH RESPECT TO
                          INGLES MARKETS, INCORPORATED
                      1991 NONQUALIFIED STOCK OPTION PLAN


   THIS STOCK OPTION AGREEMENT (the "AGREEMENT") is made and entered into as of the ___ day of __________, 199_, by and between INGLES MARKETS, INCORPORATED a North Carolina corporation (the "COMPANY") and _______________ (the "OPTIONEE").

   THE PARTIES AGREE AS FOLLOWS:

    1. Ingles Markets, Incorporated Amended and Restated 1991 Nonqualified Stock Option Plan. The exercise of the Options granted under this Agreement shall be subject to the terms, conditions and restrictions of the Ingles Markets, Incorporated Amended and Restated 1991 Nonqualified Stock Option Plan (the "PLAN") as adopted by the Company on August 6, 1991. A copy of the Plan is attached hereto as Exhibit "A" and incorporated in this Agreement by this reference. Terms used in this Agreement that are defined in the Plan shall have the same meaning as in the Plan, unless the text of this Agreement clearly indicates otherwise. If there shall be any conflict between the provisions of this Agreement and the provision of the Plan, the provisions of the Plan shall control.

    2. Grant of Option. The Company hereby grants to Optionee pursuant to the Plan an option (the "OPTION") to purchase all or any part of __________ (______) shares (the "OPTION SHARES") of the Company's $.05 par value Class A Common Stock ("CLASS A STOCK") on the terms and conditions set forth herein and in the Plan. The date of the grant of this Option shall be the day and year first above written.

    3. Exercise Price. The exercise price (the "EXERCISE PRICE") for each share of Class A Stock covered by this Option shall be $_____ per share.

    4. Adjustment of Options. The Committee shall adjust the number of Option Shares and the Exercise Price thereof in certain circumstances in accordance with the provisions of Article 5(h) of the Plan.

    5.      Exercise of Options.

            A. Partial and Total Exercise. Subject to the terms of the Plan and Item 6 of this Agreement, this Option may be exercised for all or a part of the Option Shares as provided in Article 5(d) of the Plan.

            B. Method of Exercising Option. Any Option granted hereunder or any portion thereof may be exercised by the Optionee by delivering to the Company at its main office (attention of its Vice President-Finance) written notice which shall set forth the Optionee's election to exercise a portion or all of the Option, the number of shares with respect to which the option rights are being exercised and such other representations and agreements as may be required by the Company to comply with applicable securities laws and by paying in full the purchase price of the shares purchased in cash or its equivalent or, subject to the approval of the Committee, pursuant to one of the alternative methods set forth in Article 5(c) of the Plan.

            C. Nonassignability of Options. The Option shall not be assignable or transferrable by the Optionee except by will or by the laws of descent and distribution in accordance with Articles 5(e) and 5(g) of the Plan. Any distributee by will or by the laws of descent and distribution shall be bound by the provisions of the Plan and this Agreement. During the life of the Optionee, the Option shall be exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of the Option, and any levy of execution, attachment or similar process on the Option shall be null and void.

            D. Termination of Employment. The Option shall immediately terminate upon the date of termination of the Optionee's employment with the Company except when such termination of employment is caused by death, material disability of the Optionee or retirement with the consent of the Company. The personal representative of the

Optionee (in the event of his death) or the Optionee (in the event of his material disability or retirement with the consent of the Company) may, subject to the provisions hereof and the Plan exercise the Option granted to the Optionee as provided in Article 5(f) and 5(g) of the Plan. The date of any material disability shall be deemed to be the day following the last day the Optionee performed services for the Company.

             6. Securities Laws - Restrictions on Issuance of Shares. No shares of Class A Stock shall be issued or sold upon the exercise of any Option unless and until (i) the full amount of the Exercise Price has been paid as provided in Item 5B hereof and (ii) in accordance with Article 5(l) of the Plan, the then applicable requirements of the Securities Act of l933, and the applicable securities laws of any applicable state, as any of the same may be amended, the rules and regulations of the Securities and Exchange Commission and any other regulations of any securities exchange on which the Class A Stock may be listed, shall have been fully complied with and satisfied.

             7. No Rights as a Stockholder. The Optionee shall not have any rights as a stockholder with respect to any shares covered by any Option granted hereunder until the issuance of a stock certificate for such shares.

             8. Binding Effect. This Agreement shall be binding upon the executors, administrators, heirs, legal representatives and successors of the parties hereto.

             9. No Employment Rights. This Agreement shall not confer upon Optionee any right with respect to the continuance of employment by the Company, nor shall it interfere in any way with the right of the Company to terminate such employment at any time.

            10. Governing Law. This Stock Option Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

            11. Notices. All notices and other communications under this Agreement shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally or when received if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage prepaid, and addressed as follows, until any such address is changed by notice duly given:

            To Optionee at:          The address indicated
                                     on the signature page hereof

            To Company at:           Ingles Markets, Incorporated
                                     Post Office Box 6676
                                     Asheville, NC 28816
                                     Attention:  Jack R. Ferguson
                                               Vice President-Finance

            12. Enforcement. If any portion of this Agreement shall be determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the extent possible.

            IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

                                              INGLES MARKETS, INCORPORATED


                                              By:
                                                 ----------------------------
                                                 Robert P. Ingle, Its Chairman


                                                            (CORPORATE SEAL)



                                              OPTIONEE:


                                                                          (SEAL)
                                              ----------------------------



                                              Address:

                                   APPENDIX B

                             INGLE OPTION AGREEMENT


         Attached hereto is the Ingle Option Agreement

                              AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT
                                WITH RESPECT TO
                          INGLES MARKETS, INCORPORATED


   THIS AMENDED AND RESTATED STOCK OPTION AGREEMENT (this "Agreement") is made and entered into effective as of the 21st day of July, 1993, by and between INGLES MARKETS, INCORPORATED a North Carolina corporation (the "Company") and ROBERT P. INGLE (the "Optionee").

                              W I T N E S S E T H

   WHEREAS, the Company and the Optionee entered into a Stock Option Agreement dated July 21, 1993; and

   WHEREAS, the Company and the Optionee desire to amend Paragraph 4(c) hereof; and

   WHEREAS, the Board of Directors of the Company (the "Board") deems it to be in the best interests of the Company to amend and restate this Agreement; and

   WHEREAS, the amendment of this Agreement has been approved by unanimous written consent of the Board without a meeting.

   NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

    1. Purposes of this Agreement. The purposes of this Agreement are (a) to insure the retention of the Optionee as Chief Executive Officer of the Company and (b) to provide incentive to the Optionee to devote his utmost effort and skill to the advancement and betterment of the Company, by permitting him to participate in the ownership of the Company and, thereby, in the success and increased value of the Company that he has helped to produce. It is intended that the option issued pursuant to this Agreement shall not constitute an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as now or hereafter amended (the "Code"); rather, the Option is intended to constitute a nonqualified stock option.

    2. Grant Of Option. The Company hereby grants to the Optionee an option (the "Option") to purchase all or any part of one hundred thousand (100,000) shares (the "Option Shares") of the Company's Class A Common Stock, $.05 par value (the "Class A Stock"), on the terms and conditions set forth herein. The date of the grant of this Option shall be the day and year first above written (the "Grant Date").

    3.      Exercise Price.

            (a) Exercise Price. The exercise price (the "Exercise Price") for each Option Share shall be $6.00 per share.

            (b) Medium and Time of Payment. The Exercise Price shall be payable in cash or its equivalent, or, subject to the approval of the Audit/Compensation Committee of the Company's Board of Directors (the "Committee"), by means of unrestricted shares of the Company's capital stock or any combination thereof upon the exercise of the Option. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash. The Company shall not loan any monies to the Optionee for purchase of any Option Shares. In the event of payment in the Company's capital stock, the shares used in payment of the purchase price shall be taken at the Fair Market Value thereof (as defined below), which, for purposes of this Section 3(b), shall be determined on the date immediately preceding the day of payment. The "Fair Market Value" of the Company's capital stock shall mean (i) if payment date occurs on the day after the effective date of a public offering of such stock, the public offering price; (ii) if the Company's capital stock is listed on an established stock exchange, the closing price of the Company's capital stock on such stock exchange on the relevant date or, if no sale of the Company's capital stock shall have been made on such stock exchange that day, such price for the next preceding day upon which a sale shall have occurred; (iii) if the Company's capital stock is not listed upon an established exchange but is quoted on National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing sale price (if the stock is listed in the National Market List) or the mean between the closing dealer "bid" and "asked" prices for the Corporation's capital stock as quoted on NASDAQ on the relevant date or, if no such closing sale price or "bid" and "asked" prices are quoted for the day of the grant, such prices on the next preceding day on which such prices are quoted; or (iv) if the Company's capital stock is neither listed on an established stock exchange nor quoted on NASDAQ, the fair market value of such stock on the relevant date as determined by the Committee. Subject to the foregoing, the Committee, in fixing the Fair Market Value, shall have full authority and discretion and be fully protected in doing so.

    4.      Exercise of Options.

            (a)     Partial and Total Exercise.  Subject to the terms of
Section 6 of this Agreement, the Option may be exercised for all or a part of the Option Shares as provided in this Section 4(a). The Option shall not be exercisable, either in whole or in part, prior to twelve (12) months from the Grant Date. The Option shall not be exercisable after the Optionee ceases to be employed by the Company.

            The Option shall become exercisable twelve (12) months from the Grant Date. The Optionee shall have forty-eight (48) months beyond this twelve (12) month period to exercise the Option at the Exercise Price. If any part of the Option has not been exercised after sixty (60) months from the Grant Date, the unexercised portion immediately becomes null and void and no longer of any force and effect.

            (b) Death of Optionee. If the Optionee shall die prior to sixty (60) months from the Grant Date, the Option may be exercised, in whole or in part, at any time after the Optionee's death, by the executor or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, subject to the condition that the Option shall not be exercisable after the expiration of sixty (60) months from the Grant Date.

            (c) Method of Exercising Option. The Option or any portion thereof may be exercised by the Optionee by (i) delivering to the Company at its main office (to the attention of its Vice President-Finance) written notice which shall set forth the Optionee's election to exercise a portion or all of the Option, the number of Option Shares with respect to which the Option rights are being exercised and such other representations and agreements as may be required by the Company to comply with applicable securities laws and (ii) paying in full the purchase price of the Option Shares as set forth in Section 3(b), and (iii) remitting, in cash or its equivalent, to the Company the federal income tax, state income tax and F.I.C.A. to be withheld by the Company (in such amounts as may be determined by the Company) with respect to the compensation to be recognized by the Optionee upon the exercise of the Option. Upon receipt of such notice and payment, the Company shall issue and deliver to the Optionee a certificate for the number of shares of Class A Stock with respect to which the Option was so exercised.

            (d) Nonassignability of Option. The Option shall not be assignable or transferrable by the Optionee except by will or by the laws of descent and distribution in accordance with Sections 4(b). Any distributee by will or by the laws of descent and distribution shall be bound by the provisions of this Agreement. During the life of the Optionee, the Option shall be exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of the Option, and any levy of execution, attachment or similar process on the Option shall be null and void.

            (e) General Restrictions. The Option shall be subject to the requirement that, if at any time the Board of Directors or the Committee shall determine, in its discretion, that the listing, registration or qualification of the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of Option Shares, the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions that are not acceptable to the Board of Directors.

            (f) Leave of Absence. If the Optionee goes on an approved leave of absence, the Committee may make such provision respecting continuance of the Option while the Optionee is on such leave of absence as it may deem equitable, except that in no event shall the Option be exercised after the expiration of sixty (60) months from the Grant Date.

    5. Adjustments to Class A Stock Subject to Option. The number of shares of Class A Stock covered by the Option, and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Class A Stock) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

   If the Company shall be the surviving corporation in any merger, consolidation or reorganization, the Option shall pertain to and apply to the same number and kind of securities to which the Optionee would have been entitled had he then been the record holder of the number of shares of Class A Stock subject to the Option. A dissolution or liquidation of the Company or a merger, consolidation or reorganization (a) in which the Company is not the surviving corporation, and (b) which does not contain appropriate provisions for the substitution of options to purchase appropriate stock of the surviving corporation, on an equitable basis, shall cause the Option to terminate, provided that if the Optionee has held the Option for more than (1) year prior to the effective date of such event, he shall have the right immediately prior to such dissolution or liquidation, or merger, consolidation or reorganization in which the Company is not the surviving corporation, to exercise the Option in whole or in part, subject to the exception that the Option shall not be exercisable after the expiration of sixty (60) months from the date it is granted.

   In the event of a change in the Class A Stock of the Company, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value, the shares resulting from any such shares shall be deemed to be the Class A Stock within the meaning of this Agreement.

   To the extent that the foregoing adjustments relate to stock or securities of the Company such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

   Except as hereinbefore expressly provided in this Agreement, (a) the Optionee shall have no rights by reason of any subdivision or consolidation of shares of Class A Stock or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, merger, consolidation, reorganization or spinoff of assets or stock of another corporation, and (b) any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares of Class A Stock subject to the Option.

   The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

    6. Securities Laws - Restrictions on Issuance of Shares. No shares of Class A Stock shall be issued or sold upon the exercise of the Option unless and until (a) the full amount of the Exercise Price has been paid as provided in Section 4(c) of this Agreement and (b) in accordance with Section 4(e) of this Agreement, the then applicable requirements of the Securities Act of l933, as amended, and the applicable securities laws of any state, as any of the same may be amended, the rules and regulations of the Securities and Exchange Commission and any other regulations of any securities exchange on which the Class A Stock may be listed, (including, without limitation for such purposes, NASDAQ) shall have been fully complied with and satisfied.

    7. No Rights as a Stockholder. The Optionee and any transferee of the Option shall have no rights as a stockholder of the Company with respect to any Option Shares until the date of the issuance of a stock certificate(s) to him or her for the Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date any such stock certificate is issued, except as provided in Section 4.

    8. Interpretation of Option; Indemnification of Committee. The interpretation and construction by the Committee of any provisions of this Agreement or any terms of the Option shall be final unless otherwise determined by the Board of Directors. No member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith with respect to the Option. In addition to such other rights of indemnification as they may have as Directors of the Company, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Agreement or the Option, and against all amounts paid by them in satisfaction of a judgment in any such proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that the Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity at its own expense, to handle and defend the same.

    9. Application of Funds. The proceeds received by the Company from the issuance of Class A Stock pursuant to the Option will be used for general corporate purposes.

   10. No Obligation To Exercise Option. The granting of the Option shall impose no obligation upon the Optionee to exercise such Option.

   11. Binding Effect. This Agreement shall be binding upon the executors, administrators, heirs, legal representatives and successors of the parties hereto.

   12. No Employment Rights. This Agreement shall not confer upon Optionee any right with respect to the continuance of employment by the Company, nor shall it interfere in any way with the right of the Company to terminate such employment at any time.

   13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

   14. Notices. All notices and other communications under this Agreement shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally or when received if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage pre-paid, and addressed as follows, until any such address is changed by notice duly given:

            To Optionee at:         The address indicated
                                    on the signature page hereof

            To Company at:          Ingles Markets, Incorporated
                                    Post Office Box 6676
                                    Asheville, NC 28816
                                    Attention:  Jack R. Ferguson
                                           Vice President-Finance

   15. Enforcement. If any portion of this Agreement shall be determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the extent possible.

   16. Shareholder Approval. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any Option Shares or any other consideration upon any exercise of the Option if the Shareholders of the Company have not approved this Agreement.

                        [SIGNATURES BEGIN ON NEXT PAGE]

   IN WITNESS WHEREOF, this Agreement has been duly executed effective as of the date first above written.

                                              INGLES MARKETS, INCORPORATED



                                              By:/s/ Landy B. Laney
                                                 -------------------------
                                                 Landy B. Laney
                                                 President


                                                            (CORPORATE SEAL)



                                              OPTIONEE:


                                              /s/ Robert P. Ingle         (SEAL)
                                              ----------------------------
                                              ROBERT P. INGLE

                                              Address:  Route 1, Highway 70 East
                                                        Black Mountain, NC 28711

                                   APPENDIX C

                             LANEY OPTION AGREEMENT

         Attached hereto is the Laney Option Agreement

                              AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT
                                WITH RESPECT TO
                          INGLES MARKETS, INCORPORATED


   THIS AMENDED AND RESTATED STOCK OPTION AGREEMENT (this "Agreement") is made and entered into effective as of the 21st day of July, 1993, by and between INGLES MARKETS, INCORPORATED a North Carolina corporation (the "Company") and LANDY B. LANEY (the "Optionee").

                              W I T N E S S E T H

   WHEREAS, the Company and the Optionee entered into a Stock Option Agreement dated July 21, 1993; and

   WHEREAS, the Company and the Optionee desire to amend Paragraph 4(c) hereof; and

   WHEREAS, the Board of Directors of the Company (the "Board") deems it to be in the best interests of the Company to amend and restate this Agreement; and

   WHEREAS, the amendment of this Agreement has been approved by unanimous written consent of the Board without a meeting.

   NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

    1. Purposes of this Agreement. The purposes of this Agreement are (a) to insure the retention of the Optionee as Chief Operating Officer of the Company and (b) to provide incentive to the Optionee to devote his utmost effort and skill to the advancement and betterment of the Company, by permitting him to participate in the ownership of the Company and, thereby, in the success and increased value of the Company that he has helped to produce. It is intended that the option issued pursuant to this Agreement shall not constitute an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as now or hereafter amended (the "Code"); rather, the Option is intended to constitute a nonqualified stock option.

    2. Grant Of Option. The Company hereby grants to the Optionee an option (the "Option") to purchase all or any part of one hundred thousand (100,000) shares (the "Option Shares") of the Company's Class A Common Stock, $.05 par value (the "Class A Stock"), on the terms and conditions set forth herein. The date of the grant of this Option shall be the day and year first above written (the "Grant Date").

    3.      Exercise Price.

            (a) Exercise Price. The exercise price (the "Exercise Price") for each Option Share shall be $6.00 per share.

            (b) Medium and Time of Payment. The Exercise Price shall be payable in cash or its equivalent, or, subject to the approval of the Audit/Compensation Committee of the Company's Board of Directors (the "Committee"), by means of unrestricted shares of the Company's capital stock or any combination thereof upon the exercise of the Option. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash. The Company shall not loan any monies to the Optionee for purchase of any Option Shares. In the event of payment in the Company's capital stock, the shares used in payment of the purchase price shall be taken at the Fair Market Value thereof (as defined below), which, for purposes of this Section 3(b), shall be determined on the date immediately preceding the day of payment. The "Fair Market Value" of the Company's capital stock shall mean (i) if payment date occurs on the day after the effective date of a public offering of such stock, the public offering price; (ii) if the Company's capital stock is listed on an established stock exchange, the closing price of the Company's capital stock on such stock exchange on the relevant date or, if no sale of the Company's capital stock shall have been made on such stock exchange that day, such price for the next preceding day upon which a sale shall have occurred; (iii) if the Company's capital stock is not listed upon an established exchange but is quoted on National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing sale price (if the stock is listed in the National Market List) or the mean between the closing dealer "bid" and "asked" prices for the Corporation's capital stock as quoted on NASDAQ on the relevant date or, if no such closing sale price or "bid" and "asked" prices are quoted for the day of the grant, such prices on the next preceding day on which such prices are quoted; or (iv) if the Company's capital stock is neither listed on an established stock exchange nor quoted on NASDAQ, the fair market value of such stock on the relevant date as determined by the Committee. Subject to the foregoing, the Committee, in fixing the Fair Market Value, shall have full authority and discretion and be fully protected in doing so.

    4.      Exercise of Options.

            (a)     Partial and Total Exercise.  Subject to the terms of
Section 6 of this Agreement, the Option may be exercised for all or a part of the Option Shares as provided in this Section 4(a). The Option shall not be exercisable, either in whole or in part, prior to twelve (12) months from the Grant Date. The Option shall not be exercisable after the Optionee ceases to be employed by the Company.

            The Option shall become exercisable twelve (12) months from the Grant Date. The Optionee shall have forty-eight (48) months beyond this twelve (12) month period to exercise the Option at the Exercise Price. If any part of the Option has not been exercised after sixty (60) months from the Grant Date, the unexercised portion immediately becomes null and void and no longer of any force and effect.

            (b) Death of Optionee. If the Optionee shall die prior to sixty (60) months from the Grant Date, the Option may be exercised, in whole or in part, at any time after the Optionee's death, by the executor or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, subject to the condition that the Option shall not be exercisable after the expiration of sixty (60) months from the Grant Date.

            (c) Method of Exercising Option. The Option or any portion thereof may be exercised by the Optionee by (i) delivering to the Company at its main office (to the attention of its Vice President-Finance) written notice which shall set forth the Optionee's election to exercise a portion or all of the Option, the number of Option Shares with respect to which the Option rights are being exercised and such other representations and agreements as may be required by the Company to comply with applicable securities laws and (ii) paying in full the purchase price of the Option Shares as set forth in Section 3(b), and (iii) remitting, in cash or its equivalent, to the Company the federal income tax, state income tax and F.I.C.A. to be withheld by the Company (in such amounts as may be determined by the Company) with respect to the compensation to be recognized by the Optionee upon the exercise of the Option. Upon receipt of such notice and payment, the Company shall issue and deliver to the Optionee a certificate for the number of shares of Class A Stock with respect to which the Option was so exercised.

            (d) Nonassignability of Option. The Option shall not be assignable or transferrable by the Optionee except by will or by the laws of descent and distribution in accordance with Sections 4(b). Any distributee by will or by the laws of descent and distribution shall be bound by the provisions of this Agreement. During the life of the Optionee, the Option shall be exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of the Option, and any levy of execution, attachment or similar process on the Option shall be null and void.

            (e) General Restrictions. The Option shall be subject to the requirement that, if at any time the Board of Directors or the Committee shall determine, in its discretion, that the listing, registration or qualification of the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of Option Shares, the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions that are not acceptable to the Board of Directors.

            (f) Leave of Absence. If the Optionee goes on an approved leave of absence, the Committee may make such provision respecting continuance of the Option while the Optionee is on such leave of absence as it may deem equitable, except that in no event shall the Option be exercised after the expiration of sixty (60) months from the Grant Date.

    5. Adjustments to Class A Stock Subject to Option. The number of shares of Class A Stock covered by the Option, and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Class A Stock) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

   If the Company shall be the surviving corporation in any merger, consolidation or reorganization, the Option shall pertain to and apply to the same number and kind of securities to which the Optionee would have been entitled had he then been the record holder of the number of shares of Class A Stock subject to the Option. A dissolution or liquidation of the Company or a merger, consolidation or reorganization (a) in which the Company is not the surviving corporation, and (b) which does not contain appropriate provisions for the substitution of options to purchase appropriate stock of the surviving corporation, on an equitable basis, shall cause the Option to terminate, provided that if the Optionee has held the Option for more than (1) year prior to the effective date of such event, he shall have the right immediately prior to such dissolution or liquidation, or merger, consolidation or reorganization in which the Company is not the surviving corporation, to exercise the Option in whole or in part, subject to the exception that the Option shall not be exercisable after the expiration of sixty (60) months from the date it is granted.

   In the event of a change in the Class A Stock of the Company, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value, the shares resulting from any such shares shall be deemed to be the Class A Stock within the meaning of this Agreement.

   To the extent that the foregoing adjustments relate to stock or securities of the Company such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

   Except as hereinbefore expressly provided in this Agreement, (a) the Optionee shall have no rights by reason of any subdivision or consolidation of shares of Class A Stock or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, merger, consolidation, reorganization or spinoff of assets or stock of another corporation, and (b) any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares of Class A Stock subject to the Option.

   The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

    6. Securities Laws - Restrictions on Issuance of Shares. No shares of Class A Stock shall be issued or sold upon the exercise of the Option unless and until (a) the full amount of the Exercise Price has been paid as provided in Section 4(c) of this Agreement and (b) in accordance with Section 4(e) of this Agreement, the then applicable requirements of the Securities Act of l933, as amended, and the applicable securities laws of any state, as any of the same may be amended, the rules and regulations of the Securities and Exchange Commission and any other regulations of any securities exchange on which the Class A Stock may be listed, (including, without limitation for such purposes, NASDAQ) shall have been fully complied with and satisfied.

    7. No Rights as a Stockholder. The Optionee and any transferee of the Option shall have no rights as a stockholder of the Company with respect to any Option Shares until the date of the issuance of a stock certificate(s) to him or her for the Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date any such stock certificate is issued, except as provided in Section 4.

    8. Interpretation of Option; Indemnification of Committee. The interpretation and construction by the Committee of any provisions of this Agreement or any terms of the Option shall be final unless otherwise determined by the Board of Directors. No member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith with respect to the Option. In addition to such other rights of indemnification as they may have as Directors of the Company, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Agreement or the Option, and against all amounts paid by them in satisfaction of a judgment in any such proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that the Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity at its own expense, to handle and defend the same.

    9. Application of Funds. The proceeds received by the Company from the issuance of Class A Stock pursuant to the Option will be used for general corporate purposes.

   10. No Obligation To Exercise Option. The granting of the Option shall impose no obligation upon the Optionee to exercise such Option.

   11. Binding Effect. This Agreement shall be binding upon the executors, administrators, heirs, legal representatives and successors of the parties hereto.

   12. No Employment Rights. This Agreement shall not confer upon Optionee any right with respect to the continuance of employment by the Company, nor shall it interfere in any way with the right of the Company to terminate such employment at any time.

   13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

   14. Notices. All notices and other communications under this Agreement shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally or when received if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage pre-paid, and addressed as follows, until any such address is changed by notice duly given:

            To Optionee at:       The address indicated
                                  on the signature page hereof

            To Company at:        Ingles Markets, Incorporated
                                  Post Office Box 6676
                                  Asheville, NC 28816
                                  Attention:  Jack R. Ferguson
                                         Vice President-Finance

   15. Enforcement. If any portion of this Agreement shall be determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the extent possible.

   16. Shareholder Approval. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any Option Shares or any other consideration upon any exercise of the Option if the Shareholders of the Company have not approved this Agreement.


                        [SIGNATURES BEGIN ON NEXT PAGE]

   IN WITNESS WHEREOF, this Agreement has been duly executed effective as of the date first above written.

                                              INGLES MARKETS, INCORPORATED



                                              By:/s/ Robert P. Ingle
                                                 ------------------------------
                                                 Robert P. Ingle
                                                 Chairman of the Board and
                                                 Chief Executive Officer


                                                            (CORPORATE SEAL)



                                              OPTIONEE:


                                              /s/ Landy B. Laney          (SEAL)
                                              ----------------------------
                                              LANDY B. LANEY

                                              Address:  Route 1, Highway 70 East
                                                        Black Mountain, NC 28711

                                   APPENDIX D

                          KOLODZIESKI OPTION AGREEMENT


         Attached hereto is the Kolodzieski Option Agreement

                             STOCK OPTION AGREEMENT
                                WITH RESPECT TO
                          INGLES MARKETS, INCORPORATED


   THIS STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of the 2nd day of August, 1995, by and between INGLES MARKETS, INCORPORATED a North Carolina corporation (the "Company") and EDWARD J. KOLODZIESKI (the "Optionee").

                              W I T N E S S E T H

   WHEREAS, the Board of Directors of the Company deems it to be in the best interests of the Company to enter into this Agreement; and

   WHEREAS, this Agreement has been approved by the vote of the members of the Board of Directors; and

   NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

    1. Purposes of this Agreement. The purposes of this Agreement are (a) to insure the retention of the Optionee as Vice President-Strategic Planning of the Company and (b) to provide incentive to the Optionee to devote his utmost effort and skill to the advancement and betterment of the Company, by permitting him to participate in the ownership of the Company and, thereby, in the success and increased value of the Company that he has helped to produce. It is intended that the option issued pursuant to this Agreement shall not constitute an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as now or hereafter amended (the "Code"); rather, the Option is intended to constitute a nonqualified stock option.

    2. Grant Of Option. The Company hereby grants to the Optionee an option (the "Option") to purchase all or any part of one hundred thousand (100,000) shares (the "Option Shares") of the Company's Class A Common Stock, $.05 par value (the "Class A Stock"), on the terms and conditions set forth herein. The date of the grant of this Option shall be the day and year first above written (the "Grant Date").

    3.      Exercise Price.

            (a) Exercise Price. The exercise price (the "Exercise Price") for each Option Share shall be $10.625 per share.

            (b) Medium and Time of Payment. The Exercise Price shall be payable in cash or its equivalent, or, subject to the approval of the Audit/Compensation Committee (the "Committee"), by means of unrestricted shares of the Company's capital stock or any combination thereof upon the exercise of the Option. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash. The Company shall not loan any monies to the Optionee for purchase of any Option Shares. In the event of payment in the Company's capital stock, the shares used in payment of the purchase price shall be taken at the Fair Market Value thereof (as defined below), which, for purposes of this Section 3(b), shall be determined on the date immediately preceding the day of payment. The "Fair Market Value" of the Company's capital stock shall mean (i) if payment date occurs on the day after the effective date of a public offering of such stock, the public offering price; (ii) if the Company's capital stock is listed on an established stock exchange, the closing price of the Company's capital stock on such stock exchange on the relevant date or, if no sale of the Company's capital stock shall have been made on such stock exchange that day, such price for the next preceding day upon which a sale shall have occurred; (iii) if the Company's capital stock is not listed upon an established exchange but is quoted on National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing sale price (if the stock is listed in the National Market List) or the mean between the closing dealer "bid" and "asked" prices for the Corporation's capital stock as quoted on NASDAQ on the relevant date or, if no such closing sale price or "bid" and "asked" prices are quoted for the day of the grant, such prices on the next preceding day on which such prices are quoted; or (iv) if the Company's capital stock is neither listed on an established stock exchange nor quoted on NASDAQ, the fair market value of such stock on the relevant date as determined by the Committee. Subject to the foregoing, the Committee, in fixing the Fair Market Value, shall have full authority and discretion and be fully protected in doing so.

    4.      Exercise of Options.

            (a)     Partial and Total Exercise.  Subject to the terms of
Section 6 of this Agreement, the Option may be exercised for all or a part of the Option Shares as provided in this Section 4(a). The Option shall not be exercisable, either in whole or in part, prior to sixty (60) months from the Grant Date. The Option shall not be exercisable after the Optionee ceases to be employed by the Company.

            The Option shall become exercisable sixty (60) months from the Grant Date. The Optionee shall have three (3) months beyond this sixty (60) month period to exercise the Option at the Exercise Price. If any part of the Option has not been exercised after sixty-three (63) months from the Grant Date, the unexercised portion immediately becomes null and void and no longer of any force and effect.

            (b) Termination of Employment Other Than By Reason of Death. In the event that the Optionee shall cease to be employed by the Company for any reason other than his death, a material disability or retirement with the consent of the Company, the Option shall terminate immediately and become null and void and no longer be of any force or effect.

            If the termination is due to a material disability or retirement of the Optionee with the consent of the Company, the Optionee shall have the right to exercise the Option at the date of such termination of employment at any time within three (3) months after such termination, subject to the conditions that the Option shall not be exercisable after the expiration of sixty-three (63) months from the date it was granted. Whether termination of employment is due to a material disability or is to be considered a retirement with the consent of the Company shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive. Any disability to be considered "material" must result in a permanent and total disability of an employee as defined in Code Section 22(e)(3), as amended, or if such Section is no longer of any force or effect, an employee shall be deemed to be permanently and totally disabled if he is unable to engage in any substantial gainful employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

            If the Optionee leaves the Company for any reason other than death, material disability or Company approved retirement, before sixty-three (63) months has expired from the Grant Date, the Option shall become null and void and no longer of any force or effect.

            (c) Death of Optionee. If the Optionee shall die while in the employ of the Company or within a period of three (3) months after the termination of his employment as a result of a Company approved retirement or disability as determined in Section 4(b) above, the Option may be exercised in whole or in part at any time within three (3) months after the Optionee's death, by the executor or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the optionee by bequest or inheritance, subject to the condition that the Option shall not be exercisable after the expiration of sixty-three (63) months from the Grant Date.

            (d) Method of Exercising Option. The Option or any portion thereof may be exercised by the Optionee by (i) delivering to the Company at its main office (to the attention of its Vice President-Finance) written notice which shall set forth the Optionee's election to exercise a portion or all of the Option, the number of Option Shares with respect to which the Option rights are being exercised and such other representations and agreements as may be required by the Company to comply with applicable securities laws and (ii) paying in full the purchase price of the Option Shares as set forth in Section 3(b), and (iii) remitting, in cash or its equivalent, to the Company the federal income tax, state income tax and F.I.C.A. to be withheld by the Company (in such amounts as may be determined by the Company) with respect to the compensation to be recognized by the Optionee upon the exercise of the Option. Upon receipt of such notice and payment, the Company shall issue and deliver to the Optionee a certificate for the number of shares of Class A Stock with respect to which the Option was so exercised.

            (e) Nonassignability of Option. The Option shall not be assignable or transferrable by the Optionee except by will or by the laws of descent and distribution in accordance with Sections 4(b). Any distributee by will or by the laws of descent and distribution shall be bound by the provisions of this Agreement. During the life of the Optionee, the Option shall be exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of the Option, and any levy of execution, attachment or similar process on the Option shall be null and void.

            (f) General Restrictions. The Option shall be subject to the requirement that, if at any time the Board of Directors or the Committee shall determine, in its discretion, that the listing, registration or qualification of the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of Option Shares, the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions that are not acceptable to the Board of Directors.

            (g) Leave of Absence. If the Optionee goes on an approved leave of absence, the Committee may make such provision respecting continuance of the Option while the Optionee is on such leave of absence as it may deem equitable, except that in no event shall the Option be exercised after the expiration of sixty-three (63) months from the Grant Date.

    5. Adjustments to Class A Stock Subject to Option. The number of shares of Class A Stock covered by the Option, and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Class A Stock) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

   If the Company shall be the surviving corporation in any merger, consolidation or reorganization, the Option shall pertain to and apply to the same number and kind of securities to which the Optionee would have been entitled had he then been the record holder of the number of shares of Class A Stock subject to the Option. A dissolution or liquidation of the Company or a merger, consolidation or reorganization (a) in which the Company is not the surviving corporation, and (b) which does not contain appropriate provisions for the substitution of options to purchase appropriate stock of the surviving corporation, on an equitable basis, shall cause the Option to terminate, provided that if the Optionee has held the Option for more than (1) year prior to the effective date of such event, he shall have the right immediately prior to such dissolution or liquidation, or merger, consolidation or reorganization in which the Company is not the surviving corporation, to exercise the Option in whole or in part, subject to the exception that the Option shall not be exercisable after the expiration of sixty-three (63) months from the date it is granted.

   In the event of a change in the Class A Stock of the Company, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value, the shares resulting from any such shares shall be deemed to be the Class A Stock within the meaning of this Agreement.

   To the extent that the foregoing adjustments relate to stock or securities of the Company such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

   Except as hereinbefore expressly provided in this Agreement, (a) the Optionee shall have no rights by reason of any subdivision or consolidation of shares of Class A Stock or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, merger, consolidation, reorganization or spinoff of assets or stock of another corporation, and (b) any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares of Class A Stock subject to the Option.

   The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

    6. Securities Laws - Restrictions on Issuance of Shares. No shares of Class A Stock shall be issued or sold upon the exercise of the Option unless and until (a) the full amount of the Exercise Price has been paid as provided in Section 4(d) of this Agreement and (b) in accordance with Section 4(f) of this Agreement, the then applicable requirements of the Securities Act of l933, as amended, and the applicable securities laws of any state, as any of the same may be amended, the rules and regulations of the Securities and Exchange Commission and any other regulations of any securities exchange on which the Class A Stock may be listed, (including, without limitation for such purposes, NASDAQ) shall have been fully complied with and satisfied.

    7. No Rights as a Stockholder. The Optionee and any transferee of the Option shall have no rights as a stockholder of the Company with respect to any Option Shares until the date of the issuance of a stock certificate(s) to him or her for the Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date any such stock certificate is issued, except as provided in Section 4.

    8. Interpretation of Option; Indemnification of Committee. The interpretation and construction by the Committee of any provisions of this Agreement or any terms of the Option shall be final unless otherwise determined by the Board of Directors. No member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith with respect to the Option. In addition to such other rights of indemnification as they may have as Directors of the Company, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Agreement or the Option, and against all amounts paid by them in satisfaction of a judgment in any such proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that the Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity at its own expense, to handle and defend the same.

    9. Application of Funds. The proceeds received by the Company from the issuance of Class A Stock pursuant to the Option will be used for general corporate purposes.

   10. No Obligation To Exercise Option. The granting of the Option shall impose no obligation upon the Optionee to exercise such Option.

   11. Binding Effect. This Agreement shall be binding upon the executors, administrators, heirs, legal representatives and successors of the parties hereto.

   12. No Employment Rights. This Agreement shall not confer upon Optionee any right with respect to the continuance of employment by the Company, nor shall it interfere in any way with the right of the Company to terminate such employment at any time.

   13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

   14. Notices. All notices and other communications under this Agreement shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally or when received if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage pre-paid, and addressed as follows, until any such address is changed by notice duly given:

            To Optionee at:          The address indicated
                                     on the signature page hereof

            To Company at:           Ingles Markets, Incorporated
                                     Post Office Box 6676
                                     Asheville, NC 28816
                                     Attention: Jack R. Ferguson
                                          Vice President-Finance

   15. Enforcement. If any portion of this Agreement shall be determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the extent possible.

   16. Shareholder Approval. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any Option Shares or any other consideration upon any exercise of the Option if the Shareholders of the Company have not approved this Agreement.


                       [SIGNATURES BEGIN ON NEXT PAGE]

   IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.


                                              INGLES MARKETS, INCORPORATED



                                              By:/s/ Robert P. Ingle
                                                 -------------------------------
                                                 Robert P. Ingle
                                                 Chairman of the Board
                                                 and Chief Executive Officer


                                                         (CORPORATE SEAL)



                                              OPTIONEE:


                                              /s/Edward J. Kolodzieski    (SEAL)
                                              ----------------------------
                                              EDWARD J. KOLODZIESKI

                                              Address: Route 1, Highway 70 East
                                                       Black Mountain, NC 28711

                                                                APPENDIX E

CLASS A

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 20, 1996
                          INGLES MARKETS, INCORPORATED

    The undersigned hereby appoints Robert P. Ingle and Landy B. Laney, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class A Common Stock held of record on January 2, 1996, at the Annual Meeting of the Stockholders to be held on February 20, 1996, at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any adjournment thereof.

1. ELECTION OF DIRECTORS:


 / / FOR all nominees listed below        / / WITHHOLD AUTHORITY to vote for all
   (except as marked to the contrary below).  nominees listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                      John O. Pollard, J. Alton Wingate

2. Adoption and approval of each of the following:

   (a) the Amended and Restated Ingles Markets, Incorporated
   1991 Nonqualified Stock Option Plan

/ / FOR                      / / AGAINST               / / ABSTAIN

   (b) the Amended and Restated Stock Option Agreement between the Company and Robert P. Ingle, Chairman of the Board of Directors and Chief Executive Officer of the Company, effective as of July 21, 1993.

/ / FOR                      / / AGAINST               / / ABSTAIN

   (c) the Amended and Restated Stock Option Agreement between the Company and Landy B. Laney, President and Chief Operating Officer of the Company, effective as of July 21, 1993.

/ / FOR                      / / AGAINST               / / ABSTAIN

   (d) the Stock Option Agreement between the Company and Edward J. Kolodzieski, Vice President-Strategic Planning of the Company, dated as of August 2, 1995.

/ / FOR                      / / AGAINST               / / ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or adjournment thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2(a) THROUGH 2(d).

                          INGLES MARKETS, INCORPORATED
                                     PROXY

The undersigned hereby acknowledge receipt of the Proxy Statement and Notice of
                  Annual Meeting to be held February 20, 1996.

                                           Dated:_________________________, 1996

                                           _______________________________(SEAL)

                                           _______________________________(SEAL)
                                           (Please sign exactly as your name
                                           appears hereon. If stock is
                                           registered in more than one name,
                                           each holder should sign. When signing
                                           as an attorney, administrator,
                                           executor, guardian or trustee, please
                                           add your title as such. If executed
                                           by a corporation, the proxy should be
                                           signed by a duly authorized officer.)

                                           PLEASE SIGN, DATE AND PROMPTLY RETURN
                                           THIS PROXY IN THE ENCLOSED ENVELOPE.
                                           NO POSTAGE IS REQUIRED IF MAILED IN
                                           THE UNITED STATES.
I PLAN TO ATTEND
                 -------------

                                                                APPENDIX F

CLASS B

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 20, 1996
                          INGLES MARKETS, INCORPORATED

    The undersigned hereby appoints Robert P. Ingle and Landy B. Laney, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class B Common Stock held of record on January 2, 1996, at the Annual Meeting of the Stockholders to be held on February 20, 1996, at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any adjournment thereof.

1. ELECTION OF DIRECTORS:


 / / FOR all nominees listed below        / / WITHHOLD AUTHORITY to vote for all
  (except as marked to the contrary below).   nominees listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

   Anthony S. Federico, Jack R. Ferguson, Vaughn C. Fisher, Ralph H. Gardner,
                        Robert P. Ingle, Landy B. Laney

2. Adoption and approval of each of the following:

   (a) the Amended and Restated Ingles Markets, Incorporated
   1991 Nonqualified Stock Option Plan

/ / FOR                      / / AGAINST               / / ABSTAIN

   (b) the Amended and Restated Stock Option Agreement between the Company and Robert P. Ingle, Chairman of the Board of Directors and Chief Executive Officer of the Company, effective as of July 21, 1993.

/ / FOR                      / / AGAINST               / / ABSTAIN

   (c) the Amended and Restated Stock Option Agreement between the Company and Landy B. Laney, President and Chief Operating Officer of the Company, effective as of July 21, 1993.

/ / FOR                      / / AGAINST               / / ABSTAIN

   (d) the Stock Option Agreement between the Company and Edward J. Kolodzieski, Vice President-Strategic Planning of the Company, dated as of August 2, 1995.

/ / FOR                      / / AGAINST               / / ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or adjournment thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2(a) THROUGH 2(d).

                          INGLES MARKETS, INCORPORATED
                                     PROXY

 The undersigned hereby acknowledge receipt of the Proxy Statement and Notice of
                  Annual Meeting to be held February 20, 1996.

                                           Dated:_________________________, 1996

                                           _______________________________(SEAL)

                                           _______________________________(SEAL)
                                           (Please sign exactly as your name
                                           appears hereon. If stock is
                                           registered in more than one name,
                                           each holder should sign. When signing
                                           as an attorney, administrator,
                                           executor, guardian or trustee, please
                                           add your title as such. If executed
                                           by a corporation, the proxy should be
                                           signed by a duly authorized officer.)

                                           PLEASE SIGN, DATE AND PROMPTLY RETURN
                                           THIS PROXY IN THE ENCLOSED ENVELOPE.
                                           NO POSTAGE IS REQUIRED IF MAILED IN
                                           THE UNITED STATES.
I PLAN TO ATTEND
                 --------------